                                                                  EXHIBIT 10.8.1
                                                                  CONFORMED COPY

================================================================================


                               CREDIT AGREEMENT


                                  dated as of


                                 July 17, 1998


                                     among


                              TELECORP PCS, INC.


                           The Lenders Party Hereto


                                      and


                           THE CHASE MANHATTAN BANK,
                   as Administrative Agent and Issuing Bank

                           TD SECURITIES (USA) INC.,
                             as Syndication Agent

                            BANKERS TRUST COMPANY,
                            as Documentation Agent

================================================================================

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----

                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.    Defined Terms............................................       1
SECTION 1.02.    Classification of Loans and Borrowings...................      40
SECTION 1.03.    Terms Generally..........................................      40
SECTION 1.04.    Accounting Terms; GAAP...................................      39


                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.    Commitments..............................................      41
SECTION 2.02.    Loans and Borrowings.....................................      41
SECTION 2.03.    Requests for Borrowings..................................      43
SECTION 2.04.    Funding of Borrowings....................................      44
SECTION 2.05.    Interest Elections.......................................      44
SECTION 2.06.    Termination and Optional Reduction
                  of Commitments...........................................     46
SECTION 2.07.    Repayment of Loans; Evidence of Debt.....................      47
SECTION 2.08.    Automatic Revolving Commitment Reductions; Amortization
                  of Term Loans............................................     48
SECTION 2.09.    Prepayment of Loans......................................      50
SECTION 2.10.    Fees.....................................................      53
SECTION 2.11.    Interest.................................................      54
SECTION 2.12.    Alternate Rate of Interest...............................      55
SECTION 2.13.    Increased Costs..........................................      55
SECTION 2.14.    Break Funding Payments...................................      57
SECTION 2.15.    Taxes....................................................      57
SECTION 2.16.    Payments Generally; Pro Rata
                  Treatment; Sharing of Setoffs...........................      59
SECTION 2.17.    Mitigation Obligations; Replacement of Lenders...........      62
SECTION 2.18.    Expansion Facility.......................................      63
SECTION 2.19.    Letters of Credit........................................      64


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.    Organization; Powers.....................................      69

SECTION 3.02.    Authorization; Enforceability............................      70
SECTION 3.03.    Governmental Approvals; No Conflicts.....................      70
SECTION 3.04.    Financial Condition; No Material Adverse Change..........      70
SECTION 3.05.    Properties...............................................      71
SECTION 3.06.    Litigation and Environmental Matters.....................      71
SECTION 3.07.    Compliance with Laws and Agreements......................      72
SECTION 3.08.    Investment and Holding Company Status....................      72
SECTION 3.09.    Taxes....................................................      72
SECTION 3.10.    ERISA....................................................      73
SECTION 3.11.    Disclosure...............................................      73
SECTION 3.12.    Subsidiaries; Parents....................................      74
SECTION 3.13.    Absence of Non-Permitted Obligations.....................      75
SECTION 3.14.    Licenses.................................................      75
SECTION 3.15.    No Burdensome Restrictions...............................      75
SECTION 3.16.    Use of Proceeds..........................................      76
SECTION 3.17.    Flood Insurance..........................................      76
SECTION 3.18.    Insurance................................................      76
SECTION 3.19.    Labor Matters............................................      76
SECTION 3.20.    Solvency.................................................      76
SECTION 3.21.    FCC Compliance...........................................      77
SECTION 3.22.    Security Documents.......................................      77
SECTION 3.23.    Copyrights, Trademarks, etc..............................      79
SECTION 3.24.    Federal Regulations......................................      79
SECTION 3.25.    Year 2000................................................      79


                                  ARTICLE IV

                                  Conditions
                                  ----------
SECTION 4.01.    Effective Date...........................................      80
SECTION 4.02.    Each Credit Event........................................      87

                                   ARTICLE V

                             Affirmative Covenants
                            ----------------------

SECTION 5.01.    Financial Statements and Other
                  Information.............................................      88
SECTION 5.02.    Notices of Material Events...............................      91
SECTION 5.03.    Information Regarding Collateral.........................      92
SECTION 5.04.    Existence; Conduct of Business...........................      93
SECTION 5.05.    Payment of Obligations...................................      93
SECTION 5.06.    Maintenance of Properties................................      93

SECTION 5.07.    Insurance................................................      93
SECTION 5.08.    Casualty and Condemnation................................      93
SECTION 5.09.    Books and Records; Inspection and Audit Rights...........      94
SECTION 5.10.    Compliance with Laws.....................................      94
SECTION 5.11.    Use of Proceeds..........................................      95
SECTION 5.12.    Additional Subsidiaries..................................      95
SECTION 5.13     Further Assurances.......................................      95
SECTION 5.14.    Interest Rate Protection.................................      97
SECTION 5.15.    Satisfaction of F-Block Licence Requirements.............      97


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.    Indebtedness; Certain Equity Securities..................      97
SECTION 6.02.    Liens....................................................     101
SECTION 6.03.    Sale and Lease-Back Transactions.........................     102
SECTION 6.04.    Fundamental Changes......................................     102
SECTION 6.05.    Investments, Loans, Advances,
                  Guarantees and Acquisitions..............................    103
SECTION 6.06     Asset Sales..............................................     105
SECTION 6.07.    Hedging Agreements.......................................     106
SECTION 6.08.    Restricted Payments; Certain Payments
                  of Indebtedness..........................................    106
SECTION 6.09.    Transactions with Affiliates.............................     107
SECTION 6.10.    Restrictive Agreements...................................     108
SECTION 6.11.    Amendment of Material Documents..........................     108
SECTION 6.12.    Financial Covenants......................................     109
SECTION 6.13.    Liabilities of Special Purpose Subsidiaries..............     113


                                  ARTICLE VII

                        Events of Default.................................     114
                        -----------------


                                 ARTICLE VIII

                        The Administrative Agent..........................     119
                        ------------------------

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.    Notices..................................................     121
SECTION 9.02.    Waivers; Amendments......................................     122
SECTION 9.03.    Expenses; Indemnity; Damage Waiver.......................     124
SECTION 9.04.    Successors and Assigns...................................     126
SECTION 9.05.    Survival.................................................     129
SECTION 9.06.    Counterparts; Integration; Effectiveness.................     129
SECTION 9.07.    Severability.............................................     130
SECTION 9.08.    Right of Setoff..........................................     130
SECTION 9.09.    Governing Law; Jurisdiction; Consent
                  to Service of Process...................................     130
SECTION 9.10.    WAIVER OF JURY TRIAL.....................................     131
SECTION 9.11.    Headings.................................................     132
SECTION 9.12.    Confidentiality..........................................     132

SCHEDULES:
---------

Schedule 1.01     -- Equity Participations
Schedule 2.01     -- Commitments
Schedule 3.05     -- Real Property
Schedule 3.06     -- Litigation and Environmental Matters
Schedule 3.12     -- Subsidiaries
Schedule 3.14     -- Network Area/Licenses
Schedule 3.18     -- Insurance
Schedule 3.22     -- Mortgaged Property
Schedule 6.01     -- Existing Indebtedness
Schedule 6.02     -- Existing Liens
Schedule 6.05(b)  -- Investments
Schedule 6.10     -- Existing Restrictions


EXHIBITS:
--------

Exhibit A   -- Form of Assignment and Acceptance
Exhibit B-1 -- Opinion of Borrower's Counsel
Exhibit B-2 -- Opinion of FCC Counsel
Exhibit B-3 -- Form of Opinion of Local Counsel
Exhibit C   -- Form of Guarantee Agreement
Exhibit D   -- Form of Pledge Agreement
Exhibit E   -- Form of Security Agreement
Exhibit F   -- Form of Indemnity, Subrogation and Contribution Agreement
Exhibit G   -- Master Lease between the Equipment Subsidiary and the Borrower

               CREDIT AGREEMENT dated as of July 17, 1998 among TELECORP PCS, INC., a Delaware corporation (the "Borrower"), the LENDERS (as
                                                  --------
               defined in Article I) party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent and Issuing Bank, TD SECURITIES (USA) INC., as Syndication Agent, and BANKERS TRUST COMPANY, as Documentation Agent.


          WHEREAS the Borrower intends to construct and operate a mobile wireless PCS telecommunications network utilizing TDMA IS-136 technology or its successor and networks ancillary thereto serving the MTAs and BTAs listed on
Schedule 3.14 (the "Network");
                    -------

          WHEREAS the Borrower has requested the Lenders to make available credit facilities to finance capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs; and

          WHEREAS the Lenders are willing to make the requested credit facilities available on the terms and subject to the conditions set forth in this Agreement;


          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth below, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

          "Adjusted EBITDA" means for any fiscal period, the sum of (a)
           ---------------
Consolidated EBITDA for such period plus (b) the aggregate amount deducted in
                                    ----
determining Consolidated Net Income for such period in respect of sales, marketing and advertising expenses and consumer-related equipment subsidy expenses.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent and collateral agent for the Lenders.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in the form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Aggregate Revolving Exposure" means the aggregate amount of the
           ----------------------------
Lenders' Revolving Exposures.

          "Aggregate Service Revenue" means for any period, all service
           -------------------------
revenues, including without limitation subscriber revenues, toll revenues, roaming revenues, wholesale service revenues and long-distance revenues, of the Borrower and the Restricted Subsidiaries for such period.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Annualized Adjusted EBITDA" means for the period ending on the last
           ---------------------------
day of any fiscal quarter, the product of

(a) Adjusted EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

          "Annualized EBITDA" means for the period ending on the last day of any
           -----------------
fiscal quarter, the product of (a) Consolidated EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

          "Applicable Margin" means, for any day (a) with respect to any Tranche
           -----------------
B Term Loan, the applicable Tranche B Rate, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that, unless
                                                --------
Consolidated EBITDA for the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 is positive, the "Applicable Margin" for purposes of clause (b) shall be the applicable rate per annum set forth below in Category 1:

--------------------------------------------------------------------------
          Leverage Ratio:                      ABR           Eurodollar
          ---------------                      ---           ----------
                                              Spread           Spread
                                              ------           ------
--------------------------------------------------------------------------
             Category 1                              1.75%        2.75%
             ----------
 Not Applicable
--------------------------------------------------------------------------

             Category 2                              1.50%        2.50%
             ----------

Greater than or equal to 10.0 to 1.00
---------------------------------------------------------------------------

             Category 3                              1.25%        2.25%
             ----------

Greater than or equal to 9.0 to 1.00
 but less than 10.0 to 1.00
---------------------------------------------------------------------------

             Category 4                              1.00%        2.00%
             ----------

Greater than or equal to 8.0 to 1.00
 but less than 9.0 to 1.00
---------------------------------------------------------------------------

             Category 5                              0.75%        1.75%
             ----------

Greater than or equal to 6.0 to 1.00
 but less than 8.0 to 1.00
---------------------------------------------------------------------------

             Category 6                              0.50%        1.50%
             ----------
---------------------------------------------------------------------------

--------------------------------------------------------------------------
          Leverage Ratio:                      ABR           Eurodollar
          ---------------                      ---           ----------
                                              Spread           Spread
                                              ------           ------
--------------------------------------------------------------------------
Greater than or equal to 5.0 to 1.00
 but less than 6.0 to 1.00
---------------------------------------------------------------------------

             Category 7
             ----------
                                              0.25%            1.25%
Less than 5.0 to 1.00
---------------------------------------------------------------------------

          For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A)
        --------
at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          Notwithstanding the foregoing, in the event that within twelve months of the Closing Date the Borrower effects an issuance of Subordinated Debt with an initial public offering or purchase price which, together with the outstanding principal amount (after giving effect to any prepayments of the Series B Bonds made with the proceeds of such Subordinated Debt) of the Series B Bonds, exceeds $220,000,000, the Applicable Margin will be reduced by 25 basis points.

          "Applicable Rate" means with respect to the commitment fees payable
           ---------------
hereunder, the applicable rate per annum set forth below based upon the percentage of the total Revolving Commitments and Tranche A Commitments which are unused on such date:

----------------------------------------------------------------------------------------
Undrawn Commitments as a Percentage of the Total
------------------------------------------------
 Revolving Commitments and Tranche A Commitments                Commitment Fee
 -----------------------------------------------                --------------
----------------------------------------------------------------------------------------
Greater than or equal to 75.0%                                                  1.25%
----------------------------------------------------------------------------------------
Greater than or equal to 50.0% but
less than 75.0%                                                                 0.875%
----------------------------------------------------------------------------------------
Less than 50%                                                                   0.50%
----------------------------------------------------------------------------------------

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "AW" means AT&T Wireless PCS, Inc.
           --

          "AW Licenses" has the meaning set forth in the definition of Initial
           -----------
Equity Contributions.

          "Base Station" means a radio electronic hardware cabinet designed to
           ------------
be used in the operation of a System and the equipment appurtenant thereto.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means TeleCorp PCS, Inc., a Delaware corporation.
           --------

          "Borrowing" means Loans of the same Class and Type, made, converted or
           ---------
continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "BTA" means a Basic Trading Area, as defined in 47 C.F.R. (S)24.202.
           ---

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term
        --------
"Business Day" shall also exclude any day on which banks are not open for
 ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, for any period, (a) the additions to
           --------------------
property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries (other than Unrestricted Subsidiaries) that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries (other than Unrestricted Subsidiaries) during such period (other than Capital Lease Obligations permitted by Section 6.01(a)(vi)).

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

          "Cash Interest Expense" means, for any period, (a) Consolidated
           ---------------------
Interest Expense for such period, minus (b) the aggregate amount of pay-in-kind or accreted Consolidated Interest Expense for such period not involving any payment in cash.

          "Change in Control" means (a) the sale or other disposition by AW of
           -----------------
any Capital Stock of the Borrower prior to the date which is three years from the Effective Date; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) nominated by the board of directors of the Borrower, (ii) appointed by directors so nominated or (iii) members of the Board of Directors on the Closing Date or (iv) appointed in accordance with the terms of the Stockholders Agreement as in effect on the date hereof; (d) the acquisition of direct or indirect Control of the Borrower by any Person or group other than Persons owning Capital Stock of the Borrower on the date hereof and their Affiliates; or (e) Gerald Vento and Thomas Sullivan not owning, directly or indirectly, shares representing more than a majority of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; provided, however, that neither (A) the sale by
                               --------  -------
AW of all or any of its equity interest in the Borrower subsequent to the date which is three years from the Effective Date nor (B) the public sale by the Borrower of newly issued Common Stock in an initial public offering (provided that the conditions described in clause (e) above do not result therefrom), shall constitute a Change of Control.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document and shall also include the Mortgaged Properties.

          "Committed Equity" means irrevocable binding commitments to purchase
           ----------------
stock of the Borrower pursuant to the Securities Purchase Agreement.

          "Commitment" means a Revolving Commitment, Tranche A Commitment or
           ----------
Tranche B Commitment, or any combination thereof (as the context requires).

          "Common Stock" means the Common Stock, par value $.01 per share, of
           ------------
the Borrower, including Common Stock designated as Senior Common Stock, "Class A
                                                                         -------
Voting Common Stock", "Class B Non-Voting Common Stock", "Class C Common Stock",
-------------------    -------------------------------    --------------------
"Class D Common Stock" or "Voting Preference Common Stock".
 --------------------      ------------------------------

          "Communications Act" means the Communications Act of 1934, and any
           ------------------
similar or successor Federal statute, and the rules and regulations and published policies of the FCC thereunder, all as amended and as the same may be in effect from time to time.

          "Consents to Assignment" has the meaning set forth in subsection
           ----------------------
4.01(r).

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
plus, to the extent deducted in computing such Consolidated Net Income, the sum of (a) income or franchise tax expense for such period, (b) Consolidated Interest Expense, (c) depreciation and amortization expense and (d) any non-cash charges or non-cash losses, minus, to the extent added in computing such Consolidated Net Income, (i) any non-cash gains or other non-cash items and (ii) any income tax credits, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries (other than the Unrestricted Subsidiaries) in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the interest
           -----------------------------
expense of the Borrower and the Subsidiaries (other than the Unrestricted Subsidiaries) for such period determined on a consolidated basis in accordance with GAAP, including but not limited to the portion of any payments or accruals with respect to Capital Lease Obligations that are allocable to interest expense.

          "Consolidated Net Income" means, for any period, net income or loss of
           -----------------------
the Borrower and the Subsidiaries (other than the Unrestricted Subsidiaries) for such period determined on a consolidated basis in accordance with GAAP; provided
                                                                        --------
that there shall be excluded (a) the income of any Person in which any other Person (other than the Borrower or any of the Subsidiaries (other than the Unrestricted Subsidiaries) or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions (i) that the Borrower or any of the Subsidiaries (other than the Unrestricted Subsidiaries) has the power to cause such Person to make to the Borrower or any Subsidiary (other than the Unrestricted Subsidiaries) during such period and such dividend or other distribution is not prohibited by the terms of any agreement binding upon such Person or otherwise or (ii) that, to the extent not already included in Consolidated Net Income for any period pursuant to clause (i) above, were actually paid to the Borrower or any of the Subsidiaries (other than the Unrestricted Subsidiaries) by such Person during such period, (b) any after tax gains or losses attributable to sales of assets out of the ordinary course of business and (c) (to the extent not included in clauses (a) or (b) above) any extraordinary gains or extraordinary losses.

          "Contractual Obligations" means as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Contributed Equity" means at any time or for any period, (x) the sum
           ------------------
(without duplication) of (a) $100,084,120, the agreed value of the AW Licenses set forth on Schedule I to the Securities Purchase Agreement, (b) cash proceeds from sales by the Borrower of Common Stock and Preferred Stock less any payments made by the Borrower or any Subsidiary with respect to Common Stock or Preferred Stock (other than payments of additional Common Stock or Preferred Stock), (c) cash proceeds from the sale to Lucent of the Series A Bonds (less any payments made by the

Borrower or any Subsidiary with respect to the Series A Bonds (other than payments of additional Series A Bonds)), (d) after consummation of the San Juan Acquisition, $39,900,000, representing the agreed value of the stock of the Borrower acquired by AW in connection with the San Juan Acquisition, (e) $7,347,750, the agreed value of the equity interests in THC contributed to the Borrower on the Closing Date pursuant to the Securities Purchase Agreement, (f) after consummation of the THC San Diego Merger, $4,800,000, representing the agreed value of the stock issued to the existing shareholders of THC San Diego in connection with the THC San Diego Merger, (g) after consummation of the Mercury Acquisition, $2,332,645, representing the agreed value of the stock issued to Mercury PCS in connection with the Mercury Acquisition, (h) after consummation of the Wireless 2000 Acquisition, $880,000, representing the agreed value of the stock issued to Wireless 2000, Inc. in connection with the Wireless 2000 Acquisition, (i) after consummation of the LMDS Merger, $3,800,000, representing the agreed value of the stock of the Borrower issued to the existing shareholders of Telecorp LMDS Inc. in connection with the LMDS Merger and (j) the fair market value as reasonably determined by the Administrative Agent of any other assets contributed to the Borrower in exchange for Capital Stock of the Borrower minus (y) any amounts (including the fair market value of any transferred assets, as reasonably determined by the Administrative Agent) invested by the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Covered Pops" means the aggregate number of Pops within each
           ------------
geographic area for which facilities owned by the Borrower or its Restricted Subsidiaries that provide service to such geographic area have achieved substantial completion.

          "Credit Event" means the making, conversion or continuation of any
           ------------
Borrowing or the issuance or extension of any Letter of Credit.

          "Debt Service" means for any period, the sum of (a) Cash Interest
           ------------
Expense for such period plus (b) scheduled principal amortization of Total Debt
                        ----
for such period.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Disqualifying Transaction" has the meaning set forth in the
           -------------------------
Stockholders Agreement.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equipment Subsidiary" means Telecorp Equipment Leasing L.P. and/or
           --------------------
any other Wholly Owned Restricted Subsidiary of the Borrower designated as an Equipment Subsidiary by notice to the Administrative Agent; provided, however,
                                                            --------  -------
that (i) such Restricted Subsidiary has no obligations or liabilities other than as permitted by Section 3.13, (ii) all the outstanding Capital Stock of such Restricted Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement, (iii) the Borrower and such Restricted Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement and (iv) such subsidiary has granted to the Administrative Agent on behalf of the Lenders a first priority perfected security interest in all its assets.

          "Equity Participants" means the entities and individuals listed on
           -------------------
Schedule 1.01 hereto.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan;

or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excess Cash Flow" means, for any period, the sum of (without
           ----------------
duplication):

          (a) Consolidated Net Income for such period, adjusted to exclude any gains or losses attributable to Prepayment Events; plus
                                                        ----

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such period; plus
                                                                           ----

          (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) increased during such period plus (iii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures, to the extent that mandatory principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made; minus
                -----

          (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income (or loss) for such period plus (ii) the amount, if any, by which Net Working Capital increased during such period plus (iii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated

     Subsidiaries (other than the Unrestricted Subsidiaries) decreased during such period; minus
                  -----

          (e) cash Capital Expenditures for such period; minus
                                                         -----

          (f) the aggregate principal amount of Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) during such period, excluding (i) Indebtedness in respect of Revolving Loans, (ii) Term Loans prepaid pursuant to Section 2.09(b) or (c), (iii) repayments or prepayments of Indebtedness financed by incurring other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made, (iv) Indebtedness which is permitted to be reborrowed or refinanced pursuant to Section 6.01 and (v) Indebtedness owed to the Borrower or any Subsidiary; plus
                                        ----

          (g) to the extent not otherwise included in Consolidated Net Income for such period, any cash dividends or any other cash distributions paid or made by, and received by the Borrower or any Restricted Subsidiary from, any Unrestricted Subsidiary during such period.

          "Excluded Assets" means at any time, the collective reference to all
           ---------------
assets of the Borrower or any Subsidiary (other than the Unrestricted Subsidiaries) then subject to a Lien permitted by sub-Section 6.02(iii)-(vi).

          "Excluded Real Property Assets" means Real Property Assets which
           -----------------------------
constitute Excluded Assets.

          "Excluded Real Property-Related Equipment" means Real Property-Related
           ----------------------------------------
Equipment which constitutes Excluded Assets.

          "Excluded Taxes" means, with respect to the Issuing Bank, the
           --------------
Administrative Agent or any Lender (a) income or franchise Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or any Governmental Authority of or in any of the foregoing (including, without limitation, minimum Taxes and Taxes computed under alternative methods, the principal one of which is based on or measured by net income), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located or the Issuing Bank, the Administrative Agent or Lender as applicable, or organized or any Governmental Authority of or in any of the foregoing, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding Tax that is in effect and would apply to a payment to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.15(a), (d) any Taxes to the extent imposed by reason of the Issuing Bank, Lender or Administrative Agent, as applicable, engaging in activities in the jurisdiction imposing the Tax that are unrelated to the transactions contemplated hereby and (e) any Tax that would not have been imposed but for the failure of a Lender or the Administrative Agent, as applicable, to comply with the certification requirements described in Section 2.15(e).

          "Expansion Facility Amendment" means an amendment to this Agreement
           ----------------------------
which contains the procedures for borrowing Expansion Term Loans, the administrative information of the Lenders of such Expansion Loans and other matters which have no adverse impact on any Lender, which amendment shall be in form and substance satisfactory to the Administrative Agent.

          "Expansion Term Loans" shall have the meaning assigned thereto in
           --------------------
Section 2.18.

          "Extended Payment Terms Facility" means the agreement between the
           -------------------------------
Borrower and Lucent pursuant to which Lucent has agreed to permit the Borrower to defer payment on all equipment and services purchased from Lucent by the Borrower until the earlier of (a) September 30, 1998 and (b) the Closing Date.

          "FCC" means the Federal Communications Commission, or any other
           ---
similar or successor agency of the Federal government administering the Communications Act.

          "FCC Debt" means Indebtedness owed to the United States Treasury
           --------
Department that is incurred in connection with the acquisition of a License.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Fixed Charges" means (a) Debt Service, (b) Capital Expenditures, (c)
           -------------
Taxes and (d) dividends and distributions paid pursuant to Section 6.08(a)(iii).

          "Foreign Lender" means any Lender or Issuing Bank that is organized
           --------------
under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" means any Subsidiary that is  organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "Funded Debt" means, as of the date of determination, all Indebtedness
           -----------
for borrowed money of the Borrower and its Restricted Subsidiaries which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date including, in any event, the Revolving Loans.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement with respect to
           -------------------
the Obligations substantially in the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business and, in the case of property or services purchased pursuant to vendor financing agreements, accounts payable which are not overdue by more than 30 days if such accounts are being contested in good faith by the Borrower), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnity, Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit F, among the Borrower and the Subsidiary Loan Parties.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
dated May 1998 relating to the Borrower and the Transactions.

          "Initial Equity Contributions" means (i) AW's contribution to the
           ----------------------------
Borrower of 20 MHz of A or B Block PCS licenses covering the markets and Pops set forth in Part A of Schedule 3.14 hereto (the "AW Licenses") in exchange for 66,722 shares of Series A Preferred Stock, 34,292 shares of Series D Preferred Stock, and 33,360 shares of Series F Preferred Stock, (ii) purchases of 124,525 shares (or 129,525 shares if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs) of Common Stock and 128,000 shares (or 133,000 shares if the Supplemental Closing occurs) of Series C Preferred Stock of the Borrower by other investors for cash consideration and irrevocable commitments of not less than $128,000,000, or, if the Supplemental Closing occurs, not less than $133,000,000, pursuant to the Securities Purchase Agreement, (iii) the contribution by the existing shareholders of THC of all their right, title and interest in the equity of THC to the Borrower in exchange for Common Stock and Preferred Stock with the result that THC becomes a wholly owned subsidiary of the Borrower and the Borrower thereby indirectly acquires Licenses covering the markets and Pops set forth in Part B of Schedule 3.14 hereto,(iv) if the San Juan Acquisition occurs prior to or on the Closing Date, the contribution by AW of 20 MZ of A Block PCS Licenses covering the markets and pops set forth in Part D of Schedule 3.14 hereto together with related assets for approximately $55,000,000 in cash, $2,400,000 in additional Common Stock, and $37,500,000 in additional Preferred Stock and, in connection therewith, the purchase by third party investors of additional Common Stock and additional Preferred Stock for cash consideration of not less than $39,700,000 and (v) if the THC San Diego Merger occurs prior to or on the Closing Date, the contributions, purchases and stock issuances described in the definition of "THC San Diego Merger".

          "Initial Pops" means the aggregate number of Pops covered by the
           ------------
Licenses set forth in Parts A and B of Schedule 3.14 hereto.

          "Intercompany THC Loans" means loans made by the Borrower to THC
           ----------------------
evidenced by a promissory note pledged to the Administrative Agent on behalf of the Lenders pursuant to the Pledge Agreement the proceeds of which are used by THC to repay FCC Debt of THC.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.05.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the
           ---------------------
last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day
                    --------
other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as an
           ------------
issuer of Letters of Credit hereunder, and any successor Issuing Bank appointed pursuant to Section 2.19(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by

Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Issuing Bank Fees" shall have the meaning assigned to such term in
           -----------------
Section 2.10(c).

          "L/C Commitment" shall mean, with respect to any Issuing Bank, the
           --------------
commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.19.

          "L/C Disbursement" means a payment made by an Issuing Bank pursuant to
           ----------------
a Letter of Credit.

          "L/C Exposure" means, at any time, the sum of (a) the aggregate
           ------------
undrawn amount of all outstanding Letters of Credit at such time plus (b) the
                                                                 ----
aggregate amount of all L/C Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

          "L/C Participation Fee" shall have the meaning assigned to such term
           ---------------------
in Section 2.10(c).

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance or pursuant to Section 2.18 hereof, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Leverage Ratio" means for any fiscal period, the ratio of (a) Total
           --------------
Debt on the last day of such fiscal period to (b) Annualized EBITDA for the period ending on the last day of such fiscal period.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of Dow Jones Market (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "License" means any broadband Personal Communications Services license
           -------
issued by the FCC in connection with the operation of a System.

          "License Subsidiary" means Telecorp PCS, L.L.C. and THC and/or any
           ------------------
other Wholly Owned Restricted Subsidiary of the Borrower designated as a License Subsidiary by notice to the Administrative Agent; provided, however, that (i)
                                                  --------  -------
such Restricted Subsidiary has no obligations or liabilities other than as permitted by Section 3.13, (ii) all the outstanding Capital Stock of such Restricted Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Restricted Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

          "License Related Assets" means assets directly associated with the
           ----------------------
License that is the subject of a License Swap and which constitute part of the System to be constructed to serve the MTA or BTA covered by such License.

          "License Swap" means (i) any exchange, with another Person (other than
           ------------
an Unrestricted Subsidiary), of a License or Licenses owned by the Borrower and/or any Restricted Subsidiary, for a License or Licenses owned by such other Person or (ii) any sale (other than to an Unrestricted Subsidiary) of a License or Licenses owned by the Borrower and/or any Restricted Subsidiary and the use of the Net Proceeds received therefrom to purchase a License or Licenses owned by another Person (other than an Unrestricted Subsidiary); provided, that, (i)
                                                           --------  ----
such purchase occurs not more than 180 days following such sale and either (x) the

Borrower or such Restricted Subsidiary deposits the Net Proceeds received therefrom in a cash collateral account with the Administrative Agent (who, at the request of the Borrower, will invest such proceeds in Permitted Investments) pending such purchase or (y) the Borrower notifies the Administrative Agent (prior to or simultaneously with such sale) that such sale is part of a License Swap and repays outstanding Revolving Loans with the Net Proceeds received from such sale pending the related purchase, (ii) to the extent the Net Proceeds received from such sale are not used to make a purchase described above, such sale shall constitute a Prepayment Event rather than a License Swap and the Net Proceeds therefrom shall be applied in accordance with Section 2.09(b) and (iii) any License Swap involving an Affiliate of the Borrower must be approved by the Administrative Agent.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "LMDS Merger" means the merger of TeleCorp LMDS, Inc. into THC and in
           -----------
connection therewith the issuance of $3.8 million of stock to the existing shareholders of TeleCorp LMDS Inc. and the acquisition by THC of 1150 MHz of Block A or 150 MHz of Block B Licenses for the markets set forth in Part E of
Schedule 3.14 hereto; provided that, such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

          "Loan Documents" means this Agreement, the Letters of Credit, the
           --------------
Guarantee Agreement, the Pledge Agreement, the Security Agreement, the Indemnity, Subrogation and Contribution Agreement, the Special Purpose Subsidiary Funding Agreements, the Consents to Assignment and the other Security Documents.

          "Loan Parties" means the Borrower and the Subsidiary Loan Parties.
           ------------

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Lucent" means Lucent Technologies Inc.
           ------

          "Lucent Note Purchase Agreement" means the Note Purchase Agreement
           ------------------------------
between the Borrower and Lucent dated May 11, 1998.

          "Management Agreement" means the Management Agreement between TeleCorp
           --------------------
Management Corp. and the Borrower in the form attached as Exhibit A to the Securities Purchase Agreement as the same may be amended in accordance with
Section 6.11.

          "Master Lease" means the Master Lease, substantially in the form of
           ------------
Exhibit G, among the Borrower, certain of the Restricted Subsidiaries and the Equipment Subsidiary.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, results of operations, prospects or financial condition of the Borrower and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the validity or enforceability of any Loan Document or the rights of or remedies available to the Administrative Agent or the Lenders under any Loan Document; provided that, on or after the date which is five years from the Effective Date,
--------
neither (x) the nonrenewal of the Network License Agreement by AW nor (y) the termination of the Network License Agreement by AW in accordance with its terms as a result of a Disqualifying Transaction shall be a Material Adverse Effect.

          "Material Indebtedness" means Indebtedness (other than the Loans), or
           ---------------------
obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Mercury Acquisition" means the purchase by the Borrower from Mercury
           -------------------
PCS, Inc. of 10 MHz of F Block PCS Licenses for the Baton Rouge, Houma, Hammond, and Lafayette, Louisiana BTAs together with related assets for approximately $2.3 million of stock of the Borrower and in connection therewith the assumption of $4,101,456 of FCC Debt; provided that, such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means a mortgage, deed of trust, assignment of leases and
           --------
rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

          "Mortgaged Property" means, initially, each interest in real property
           ------------------
and any improvements thereto owned by a Loan Party and identified on Schedule 3.22, and includes each interest in real property and any improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

          "MTA" means a Major Trading Area, as defined in 47 C.F.R. (S)24.202.
           ---

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Restricted Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Restricted Subsidiaries, and the amount of any reserves established (and not reversed) by the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

          "Network" has the meaning set forth in the first recital.
           -------

          "Network License Agreement" means the Network Membership License
           -------------------------
Agreement dated as of the date hereof, between AT&T Corp. and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

          "Net Working Capital" means, at any date, (a) the consolidated current
           -------------------
assets of the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

          "Obligations" has the meaning assigned to such term in the Guarantee
           -----------
Agreement and the Security Documents.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "PCS Documents" means the Securities Purchase Agreement and each of
           -------------
the documents that is an exhibit thereto (including the Network License Agreement).

          "Perfection Certificate" means a certificate in the form of Annex 2 to
           ----------------------
the Security Agreement or any other form approved by the Administrative Agent.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) liens of attachments, judgments or awards in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII and in respect of which adequate reserves have been established in accordance with GAAP;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Restricted Subsidiary;

          (g) restrictions on the transfer of assets contained in any License or imposed by the Communications Act or comparable state legislation enacted after the date hereof;

          (h) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

          (i) ground leases in respect of real property on which facilities owned or leased by the Borrower or its Restricted Subsidiaries are located;

          (j) Liens in favor of a lessor arising from precautionary Uniform Commercial Code financing statements filed by such lessor with respect to assets leased by the Borrower or any Restricted Subsidiary pursuant to an operating lease not prohibited by this Agreement; provided that such Lien
                                                       --------
     shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan"  means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean the Pledge Agreement, substantially in
           ----------------
the form of Exhibit D, between the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

          "Pops" means, as of any date, with respect to any BTA or MTA, the
           ----
population of such BTA or MTA as set forth in the Donnelly Marketing Service Population Guide published in 1995.

          "Preferred Stock" means the Series A Preferred Stock, the Series B
           ---------------
Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock.

          "Prepayment Event" means:
           ----------------

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Restricted Subsidiary, other than (i) dispositions described in clauses
     (a), (b) and (d) of Section 6.06 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $1,000,000 during any fiscal year of the Borrower; or

          (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary; provided that, if no
                                                            --------
     Default exists or would result therefrom, such event shall constitute a Prepayment Event only to the extent that the Net Proceeds therefrom have not been applied, or the Borrower or any Restricted Subsidiary has not entered into a binding contractual agreement to apply such Net Proceeds, to repair, restore or replace such property or asset within 270 days after such event; or

          (c) the issuance by the Borrower or any Restricted Subsidiary of any equity securities, or the receipt by the Borrower or any Restricted Subsidiary of any capital contribution, other than, in the case of Borrower or any Restricted Subsidiary, any such issuance of equity securities to, or receipt of any such capital contribution from the Borrower or a Restricted Subsidiary; provided that none of the following shall constitute a
                 --------
     Prepayment Event (i) the initial $128,000,000 (or, if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs, the initial $133,000,000) contribution and commitment of capital to the Borrower pursuant to the Securities Purchase Agreement, (ii) the issuance of $39,900,000 of Common Stock and Preferred Stock to AW and $39,700,000 of Common Stock and Preferred Stock to certain of the Equity Participants in connection with the San Juan Acquisition, (iii) the issuance of $4,000,000 of stock to the existing stockholders of THC San Diego and $41,000,000 of stock to certain of the Equity Participants in connection with the THC San Diego Merger and (iv) any issuance or receipt if, after giving effect to such issuance or receipt (x) Senior Leverage would be less than 5.00 to
     1.00 and (y) the Borrower would be in Pro Forma Compliance; or

          (d) the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01; provided
                                                                      --------
     that (i) no such incurrence shall constitute a Prepayment Event if, after giving effect to such incurrence Senior Leverage would be less than 5.00 to
     1.00 and (ii) the foregoing shall not relieve the Borrower from any requirement hereunder to obtain the consent of the Lenders for the incurrence of any Indebtedness.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Pro Forma Compliance" shall exist if (a) the Borrower shall be in pro
           --------------------                                              ---
forma compliance with the covenants set forth in Section 6.12 recomputed, with
-----
respect to income statement items, as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered in accordance with subsection 5.01 as if the events with respect to which Pro Forma Compliance is being measured had occurred on the first day of the twelve-month period ending on such last day of the most recently ended fiscal quarter for which financial statements have been delivered and as if Restricted Payments under
Section 6.08(a)(iii) were deductions to EBITDA and (b) no Default or Event of Default shall exist either immediately prior to the events with respect to which Pro Forma Compliance is being determined or after giving effect to such events.

          "Pro Rata Percentage" of any Revolving Lender at any time means the
           -------------------
percentage of the Total Revolving Commitment represented by such Lender's Revolving Commitment.

          "Real Property Assets" means all interests (including leasehold
           --------------------
interests) of the Borrower and its Restricted Subsidiaries in real property.

          "Real Property-Related Equipment" means all equipment (as defined in
           -------------------------------
the UCC) of the Borrower or any Restricted Subsidiary that constitutes a fixture (as defined in the UCC) on Real Property Assets, excluding Base Stations.

          "Real Property Subsidiary" means Telecorp Realty L.L.C. and/or any
           ------------------------
Wholly Owned Restricted Subsidiary of the Borrower designated by the Borrower as the Real Property Subsidiary by notice to the Administrative Agent; provided,
                                                                    --------
however, that (i) such Restricted Subsidiary has no
-------
obligations or liabilities other than as permitted by Section 3.13, (ii) all the outstanding Capital Stock of such Restricted Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Restricted Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

          "Register" has the meaning set forth in Section 9.04.
           --------

          "Related Business" means any business of the type conducted by the
           ----------------
Borrower and its Restricted Subsidiaries on the Effective Date or any business contemplated to be conducted by the Borrower and its Restricted Subsidiaries in the business plan delivered to the Lenders prior to the date hereof and any business reasonably related thereto (including the business contemplated to be conducted by the Borrower by (S) 7.11(b) of the Stockholders Agreement, subject to the conditions therein).

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time; provided, however, that for purposes of requesting the
                          --------  -------
Administrative Agent to terminate Commitments during an Event of Default pursuant to Article VII, Required Lenders shall mean, Lenders having Revolving Commitments and unused Tranche A Commitments representing more than 50% of the sum of the aggregate Revolving Commitments and unused Tranche A Commitments at such time.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
incorporation and by-laws, the partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Resale Agreement" means the Resale Agreement between AW and the
           ----------------
Borrower in the form attached as an exhibit to the Securities Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

          "Responsible Officer" means any of the president, chief executive
           -------------------
officer or chief financial officer of the Borrower.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any Restricted Subsidiary.

          "Restricted Subsidiary" means any Subsidiary of the Borrower not
           ---------------------
designated as an Unrestricted Subsidiary.

          "Revolving Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Revolving Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $150,000,000.

          "Revolving Exposure" means, with respect to any Lender at any time,
           ------------------
the sum of the outstanding principal
amount of such Lender's Revolving Loans plus the aggregate amount at such time of such Lender's L/C Exposure.

          "Revolving Lender" means a Lender with a Revolving Commitment or, if
           ----------------
the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "Revolving Loan" means a Loan made pursuant to clause (c) of Section
           --------------
2.01.

          "Revolving Maturity Date" means the date which is eight and one-half
           -----------------------
years from the Effective Date.

          "Roaming Agreement" means the Intercarrier Roamer Service Agreement
           -----------------
between AW and the Borrower in the form attached as an exhibit to the Securities Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-
           ---
Hill Companies, Inc.

          "San Diego Swap" means the exchange of all or a portion of the
           --------------
Licenses acquired by the Borrower in the THC San Diego Merger for Licenses of another Person covering certain MTAs or BTAs in the State of Connecticut.

          "San Juan Acquisition" means the merger of Puerto Rico Acquisition
           --------------------
Corp. into the Borrower and the purchase by the Borrower from AW of 20 MHz of A Block PCS licenses covering the markets and pops set forth in Part D of Schedule I hereto together with related assets for approximately $55,000,000 in cash, $2,400,000 in additional Common Stock, and $37,500,000 in additional Preferred Stock; provided that, (i) such acquisition is consummated on terms and
       --------
conditions satisfactory to the Administrative Agent and (ii) in connection therewith, certain of the Equity Participants, or other investors reasonably acceptable to the Administrative Agent, purchase from the Borrower Common Stock and Preferred Stock for cash consideration of at least $39,700,000.

          "Secured Parties" has the meaning assigned to such term in the
           ---------------
Security Agreement.

          "Secured Real Property Assets" means all Real Property Assets
           ----------------------------
(including Mortgaged Properties) in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected Mortgage or other first priority perfected security interest pursuant to the Security Documents.

          "Secured Real Property-Related Equipment" means Real Property-Related
           ---------------------------------------
Equipment in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected security interest pursuant to the Security Documents.

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement by and among AW, the Borrower and the other parties thereto dated as of January 23, 1998, including the schedules thereto.

          "Security Agreement" means the Security Agreement among the Borrower,
           ------------------
the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit E.

          "Security Documents" means the Security Agreement, the Pledge
           ------------------
Agreement, the Mortgages and the Consents to Assignment and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or Section 5.12 or 5.13 to secure any of the Obligations.

          "Senior Debt" shall mean all Indebtedness of the Borrower and the
           -----------
Restricted Subsidiaries on a consolidated basis other than the Subordinated
Debt.

          "Senior Leverage" means, on any date, the ratio of (a) Senior Debt on
           ---------------
such date to (b) Annualized EBITDA for the most recently ended fiscal quarter for which financial statements have been delivered in accordance with Section 5.01.

          "Series A Bonds" means the Series A Bonds of the Borrower purchased by
           --------------
Lucent pursuant to the Lucent Note Purchase Agreement.

          "Series A Preferred Stock" means the Series A Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Series B Bonds" means the Series B Bonds of the Borrower purchased by
           --------------
Lucent pursuant to the Lucent Note Purchase Agreement.

          "Series B Preferred Stock" means the Series B Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Series C Preferred Stock" means the Series C Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Series D Preferred Stock" means the Series D Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Series E Preferred Stock" means the Series E Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Series F Preferred Stock" means the Series F Preferred Stock, par
           ------------------------
value $.01 per share, of the Borrower.

          "Special Purpose Subsidiary" means each License Subsidiary, the
           --------------------------
Equipment Subsidiary, and the Real Property Subsidiary.

          "Special Purpose Subsidiary Funding Agreement" means an agreement
           --------------------------------------------
between the Borrower and Telecorp Communications, Inc. and each Special Purpose Subsidiary whereby (a) such Special Purpose Subsidiary agrees to provide to the Borrower the benefit of the use of such Special Purpose Subsidiary's assets, (b) the Borrower agrees to pay to such Special Purpose Subsidiary an amount equal to all liabilities of such Special Purpose Subsidiary less any amounts contributed by the Borrower to the equity of such Special Purpose Subsidiary for the purpose of paying such liabilities (provided, that with respect to the Equipment Subsidiary such payments may be in the form of payments under leases), (c) the Borrower agrees to cause all Contractual Obligations of such Special Purpose Subsidiary to be performed and all Requirements of Law of such Special Purpose Subsidiary to be complied with and (d) the Borrower and such Special Purpose Subsidiary agree, for the benefit of the Administrative Agent and the Secured Parties, to the assignment by each of its rights thereunder to the Administrative Agent for the benefit of the Secured Parties.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Stockholders Agreement" means the Stockholders' Agreement among AW,
           ----------------------
the Borrower and the other parties thereto dated as of the date hereof.

          "Subordinated Debt" means high yield subordinated debt issued by the
           -----------------
Borrower (other than the Series A Bonds and the Series B Bonds) on terms reasonably acceptable to the Required Lenders maturing on a date that is not earlier than the date which is six months subsequent to the Tranche B Maturity Date with a minimum initial public offering or purchase price of $220,000,000 and the Indebtedness represented thereby and refinancings of such Indebtedness; provided that (i) any such refinancing Indebtedness (a) shall not have a greater outstanding principal amount, an earlier maturity date or a decreased weighted average life than the Subordinated Debt refinanced and (b) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt refinanced and (ii) the proceeds of such refinancing Indebtedness shall be used solely to repay the Subordinated Debt refinanced thereby and fees and expenses in connection therewith.

          "Subordinated Debt Documents" means the indenture under which the
           ---------------------------
Subordinated Debt, if any, is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt, if any, or providing for any Guarantee or other right in respect thereof.

          "Subscribers" means as of any date, all customers then receiving
           -----------
Wireless Services from the Borrower or any of its Restricted Subsidiaries none of the subscriber payments (other than those disputed in good faith by such customer) of which are, as of such date, past due more than (x) prior to March 31, 1999, 90 days and (y) after March 31, 1999, 60 days (or past due for more than such shorter period of time as the Borrower may have established for accounting or credit policy purposes for treating a customer as not being in good standing).

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Loan Party" means any Restricted Subsidiary that is not a
           ---------------------
Foreign Subsidiary.

          "Swap of License Related Assets" means (i) any exchange in connection
           ------------------------------
with a License Swap, with any Person (other than an Unrestricted Subsidiary), of License Related Assets owned by the Borrower and/or any Restricted Subsidiary, for License Related Assets owned by such other Person or (ii) any sale (other than to an Unrestricted Subsidiary) of License Related Assets owned by the Borrower and/or any Restricted Subsidiary in connection with a License Swap and the use of the Net Proceeds received therefrom to purchase License Related Assets owned by another Person (other than an Unrestricted Subsidiary) in connection therewith; provided, that, (i) such purchase occurs not more than 180
                      --------  ----
days following such sale and either (x) the Borrower or such Restricted Subsidiary deposits the

Net Proceeds received therefrom in a cash collateral account with the Administrative Agent pending such purchase or (y) the Borrower notifies the Administrative Agent (prior to or simultaneously with such sale) that such sale is part of a Swap of License Related Assets and repays outstanding Revolving Loans with the Net Proceeds received from such sale pending the related purchase and (ii) to the extent the Net Proceeds received from such sale are not used to make a purchase described above, such sale shall constitute a Prepayment Event rather than a Swap of License Related Assets and the Net Proceeds therefrom shall be applied in accordance with Section 2.09(b).

          "System" means, as to any Person, assets constituting a radio
           ------
communications system authorized under the rules for wireless communications services (including any license and the network, marketing, distribution, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Loans" means Tranche A Term Loans and Tranche B Term Loans.
           ----------

          "THC" means TeleCorp Holding Corp., Inc., a Delaware corporation and
           ---
an Subsidiary of the Borrower.

          "THC San Diego" means THC of San Diego, Inc., a Delaware corporation.
           -------------

          "THC San Diego Merger" means the merger of THC San Diego into THC and
           --------------------
in connection therewith the issuance by the Borrower of approximately $4.8 million of stock to the existing stockholders of THC San Diego and the contribution to wholly owned subsidiaries of the Borrower by THC San Diego of a 10 MHz F Block PCS License for the San Diego, BTA and certain related assets; provided that such merger is consummated on terms and conditions satisfactory to
--------
the Administrative Agent.

          "Total Capital" means, at any date, the sum, without duplication, of
           -------------
(a) Funded Debt outstanding on such date plus (b) Contributed Equity on such
                                         ----
date plus (c) Committed Equity on such date.

          "Total Debt" shall mean, at any time, all Indebtedness of the Borrower
           ----------
and the Restricted Subsidiaries as determined on a consolidated basis in accordance with GAAP.

          "Total Revolving Commitment" means, at any time, the aggregate amount
           --------------------------
of the Revolving Commitments, as in effect at such time.

          "Tranche A Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the third anniversary of the Effective Date and the date of termination of the Tranche A Commitments.

          "Tranche A Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche A Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $150,000,000. If on the second anniversary of the Closing Date the aggregate unused Tranche A Commitments exceed $50,000,000, the aggregate Tranche A Commitments will be automatically reduced on such date by the amount of such excess.

          "Tranche A Lender" means a Lender with a Tranche A Commitment or an
           ----------------
outstanding Tranche A Term Loan.

          "Tranche A Maturity Date" means the date that is eight and one-half
           -----------------------
years from the Effective Date.

          "Tranche A Term Loan" means a Loan made pursuant to clause (a) of
           -------------------
Section 2.01.

          "Tranche B Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche B Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche B

Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $225,000,000.

          "Tranche B Lender" means a Lender with a Tranche B Commitment or an
           ----------------
outstanding Tranche B Term Loan.

          "Tranche B Maturity Date" means the date that is nine and one-half
           -----------------------
years from the Effective Date.

          "Tranche B Rate" means, with respect to any Tranche B Term Loan (a)
           --------------
2.25% per annum, in the case of an ABR Loan, and (b) 3.25% per annum, in the case of a Eurodollar Loan; provided, however, that in the event that within
                           --------  -------
twelve months of the Closing Date the Borrower effects an issuance of Subordinated Debt with an initial public offering or purchase price which, together with the outstanding principal amount (after giving effect to any prepayments of the Series B Bonds made with the proceeds of such Subordinated
Debt) of the Series B Bonds, exceeds $220,000,000, the Tranche B Rate will be reduced by 25 basis points.

          "Tranche B Term Loan" means a Loan made pursuant to clause (b) of
           -------------------
Section 2.01.

          "Transactions" means (a) the execution, delivery and performance by
           ------------
each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof requests for issuances of Letters of Credit, (b) the execution, delivery and performance by each Loan Party of the Subordinated Debt Documents, if any, to which it is to be a party, the issuance of the Subordinated Debt, if any, and the use of the proceeds thereof, (c) the Initial Equity Contributions, (d) the Supplemental Closing (as defined in the Securities Purchase Agreement), if any, and (e) the purchase by the Borrower and sale by AW of 10 MHz of D Block licenses covering the markets and pops set forth in Part C of Schedule 3.14 hereto for $21,000,000 in cash.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" mean the Uniform Commercial Code of the State of New York.
           ---

          "Unrestricted Subsidiary" means any subsidiary of the Borrower or any
           -----------------------
other direct or indirect investment by the Borrower in the Capital Stock of any other person so long as (a) at the time such subsidiary is acquired or created or such investment is made (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Borrower shall have notified the Administrative Agent of its acquisition or creation of such subsidiary or its making of such investment and its ownership interest therein and its designation thereof as an Unrestricted Subsidiary concurrently with such acquisition, creation or investment and the intended purposes of such subsidiary or investment, (iii) all transactions related thereto shall be consummated in accordance with applicable laws, (iv) the Borrower shall be in Pro Forma Compliance and (b) at all times (i) neither the Borrower nor any Restricted Subsidiary shall have any contingent liability in respect thereof (other than any contingent tax liabilities in respect of which there shall exist a tax sharing agreement with the other owners of such Unrestricted Subsidiary providing for an allocation of tax liabilities and benefits customary in similar circumstances), (ii) any management or service provided by the Borrower or any Restricted Subsidiary to such subsidiary or investment shall be provided in consideration of cash remuneration in an amount not less than could have been obtained from a third party on an arms'-length basis and (iii) such subsidiary or investment shall be capitalized solely from (A) capital contributed to the Borrower specifically for such purpose and not required to be contributed to the Borrower pursuant to the Securities Purchase Agreement in an aggregate amount for all such Unrestricted Subsidiaries not to exceed $50,000,000 to be substantially contemporaneously contributed by the Borrower to such Unrestricted Subsidiary or used to effect its acquisition, as the case may be, (B) investments by persons other than the Borrower or any Restricted Subsidiary and
(C) the proceeds of Indebtedness
of persons other than the Borrower or any Restricted Subsidiary.

          "Wholly Owned Subsidiary" of any Person shall mean a subsidiary of
           -----------------------
such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity, 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person.

          "Wireless 2000 Acquisition" means the purchase by the Borrower from
           -------------------------
Wireless 2000, Inc. of 15 MHz of C Block PCS Licenses for the Monroe, Alexandria and Lake Charles Louisiana BTAs for approximately $880,000 of stock of the Borrower and in connection therewith the assumption of $7,000,000 of FCC Debt; provided that, such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Wireless Services" means broadband personal communications services
           -----------------
provided in one or more Systems (including cellular services provided on the 850 MHZ band to the extent such services constitute a Related Business).

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Revolving Loan").  Borrowings also may be classified and
-----
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ----
Borrowing").

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include",

"includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise expressly
                         -----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.01.  Commitments.  Subject to the terms and conditions set
                         ------------
forth herein, each Lender agrees, severally and not jointly, (a) to make up to ten Tranche A Term Loans to the Borrower during the Tranche A Availability Period in an aggregate principal amount not exceeding its Tranche A Commitment,
(b) to make Tranche B Term Loans to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each  Loan shall be made as
                         ---------------------
part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be
--------
responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.12, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall
                               --------
not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000; provided that an ABR Revolving Borrowing may be in an aggregate
            --------
amount that is equal to the entire unused balance of the total Revolving Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of
               --------
10 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

          (e) If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.19(e) within the time specified in such Section, such Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 3:00 p.m., New York City time, on such date (or, if such Revolving Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender's Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.19(e) prior to the time that any Revolving Lender makes any payment pursuant to this paragraph (e); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.11(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

          SECTION 2.03.  Requests for Borrowings.  To request a Revolving
                         ------------------------
Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

          (ii)   the aggregate amount of such Borrowing;

          (iii)  the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04.  Funding of Borrowings.  (a)  Each Lender shall make
                         ----------------------
each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.05.  Interest Elections.  (a)  Each Revolving Borrowing and
                         -------------------
Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

          SECTION 2.06.  Termination and Optional Reduction of Commitments.  (a)
                         --------------------------------------------------
Unless previously terminated, (i) the Tranche A Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche A Availability Period, (ii) the Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date and (iii) the Revolving Commitments and the L/C Commitments shall terminate on the Revolving Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the
                                      --------
Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000 (or, if less, the remaining aggregate principal amount thereof) and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice
                                                        --------
of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

          SECTION 2.07.  Repayment of Loans; Evidence of Debt.  (a)  The
                         -------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.08.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall, to the extent permitted by law, be prima facie
                                                                     ----- -----
evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain
--------
such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein

(or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08.  Automatic Revolving Commitment Reductions; Amortization
                         -------------------------------------------------------
of Term Loans.  (a)  The aggregate amount of the Lenders' Revolving Commitments
--------------
shall automatically and permanently reduce in eight consecutive quarterly reductions occurring on the date that is six years and nine months after the Effective Date and on each successive date thereafter which is three months after the preceding reduction date, in the aggregate amount set forth below for each reduction:

                         Reduction              Amount
                         ---------              ------
                            1-4              $12,500,000
                            5-8              $25,000,000

          (b) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche A Term Loans in 18 consecutive quarterly installments, payable on the date that is four years and three months after the Effective Date and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

               Installment                  Amount
               -----------                  ------
                     1-6                    $ 3,750,000
                    7-10                    $ 9,375,000
                   11-18                    $11,250,000

          (c) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche B Term Loans in 22 consecutive quarterly installments, payable on the date that is four years and three months after the Effective Date and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

               Installment              Amount
               -----------              ------

                    1-18                $   562,500
                    19-22               $53,718,750

          (d) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

          (e) If the initial aggregate amount of the Lenders' Term Commitments of either Class exceeds the aggregate principal amount of Term Loans of such Class that are made during the Tranche A Availability Period, in the case of the Tranche A Term Loans, or on the Effective Date, in the case of the Tranche B Term Loans, then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably.

          (f) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term Borrowings of either Class shall
           --------
be applied to repay any outstanding ABR Term Borrowings of such Class before any other Borrowings of such Class. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.09.  Prepayment of Loans.  (a)  The Borrower shall have the
                         --------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, promptly and in any event not later than the Business Day after such Net Proceeds are received, the Borrower shall prepay Term Borrowings and the Revolving Commitments and the unused Tranche A Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the unused Tranche A Commitments, the Tranche B Term Loans and the Revolving Commitments based on their then respective amounts) equal to (i) in the case of an event described in clause (c) of the definition of "Prepayment Event", 50% of such Net Proceeds and (ii) in the case of an event described in any other clause of the definition of "Prepayment Event", 100% of such Net Proceeds.

          (c) Following the end of the fiscal year of the Borrower ending December 31, 2001 and following the end of each subsequent fiscal year, the Borrower shall prepay Term Borrowings and the Revolving Commitments and the unused Tranche A Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the unused Tranche A Commitments, the Tranche B Term Loans and the Revolving Commitments based on their then respective amounts) equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the third Business Day after the date on which financial statements are delivered (or, if earlier, required to be delivered) pursuant to
Section 5.01(a) with respect to the fiscal year for which Excess Cash Flow is being calculated.

          (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section; provided that (i) all prepayments shall be
                               --------
applied ratably among the Tranche A Term Loans, the unused Tranche A Commitments, the Tranche B Term Loans and the Revolving Commitments and (ii) each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. Any amounts remaining after such application shall, at the option of the Borrower, be applied to prepay Eurodollar Borrowings immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account to prepay Eurodollar Borrowings on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Eurodollar Borrowings have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (d). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Permitted Investments that mature prior to the last day of the applicable Interest Periods of the Eurodollar Borrowings to be prepaid; provided, however, that (i) the
                                     --------  -------
Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VII, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Issuing Bank and the Lenders, a security interest in the Prepayment Account to secure the Obligations. In the event of any optional or mandatory prepayment of Term Borrowings or reduction of Tranche A Commitments made at a time when Term Borrowings or unused Commitments of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid and Tranche A Commitments to be reduced so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings, the unused Tranche A Commitments and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings or unused Commitments of each such Class; provided that any Tranche B Lender may elect, by notice to the
                 --------
Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the Net Proceeds or Excess Cash Flow that would have been applied to prepay Tranche B Term Loans but were so declined shall be applied to prepay Tranche A Term Loans and to reduce the Revolving Commitments and the unused Tranche A Commitments on a pro rata basis based on their then respective amounts.

          (e) The amount of any optional or mandatory prepayments allocated to Tranche A Term Loans or Tranche B Term Loans shall be applied pro rata to reduce the principal amount of the then remaining amortization installments applicable to such Loans set forth in Section 2.08. The amount of any optional or mandatory commitment reductions allocated to the Revolving Commitments or the unused Tranche A Commitments shall be applied pro rata to reduce the principal amount of the then remaining reductions applicable to such Commitments set forth in Section 2.08. Any reduction of the Revolving Commitments shall be accompanied by prepayment of Revolving Loans to the extent the aggregate amount of such loans outstanding exceeds the total amount of the Revolving Commitments as so reduced.

          (f) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in
            --------
connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

          SECTION 2.10.  Fees.  (a)  The Borrower agrees to pay to the
                         -----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Commitment of such Lender for each day during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which any Commitments of such Lender shall expire or terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Exposure of such Lender.

          (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (c) The Borrower agrees to pay (i) to each Revolving Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Commitment of such Lender shall be terminated as provided herein, a fee (an "L/C Participation Fee") calculated on such Lender's Pro Rata Percentage of the actual daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) for each day during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Margin for Eurodollar Borrowings and (ii) to the Issuing Bank with respect to each Letter of Credit a fronting fee of one quarter of one percent per annum along with the standard issuance and drawing fees specified from time to time by such Issuing Bank (the "Issuing Bank Fees"). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Fees paid shall not be refundable under any circumstances.

          SECTION 2.11.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         ---------
shall bear interest at the Alternate Base Rate plus the Applicable Margin.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued
                                          --------
pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12.  Alternate Rate of Interest.  If prior to the
                         ---------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (provided that the Administrative Agent shall use commercially reasonable efforts to determine whether or not the circumstances which have caused the notice, continue to exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.13.  Increased Costs.  (a)  If any Change in Law shall:
                         ----------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition (other than a condition relating to a Tax) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Issuing Bank of issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank for such additional costs incurred or reduction suffered.

          (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, the Letters of Credit issued by such Issuing Bank or the Letters of Credit participated in by such Lender, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or Issuing Bank's right to demand such compensation; provided that
                                                                   --------
the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise
                       ----------------
to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.14.  Break Funding Payments.  In the event of (a) the
                         -----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(g) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.15.  Taxes.  (a)  Any and all payments by or on account of
                         ------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books reserves in accordance with GAAP.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender, and the Issuing Bank within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the

Administrative Agent, such Lender, or the Issuing Bank, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, the Issuing Bank or by the Administrative Agent on its own behalf or on behalf of a Lender, or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, including, without limitation, if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from the U.S. Federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of

Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents.

          (f) If the Administrative Agent or a Lender receives a refund in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall within 30 days from the date of such receipt pay over to the Borrower (a) such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative agent or such Lender and (b) interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the
                                                     --------  -------
Borrower, upon the request of the Administrative Agent or such Lender shall repay the amount paid over to the Borrower (plus penalties, interest or other charges) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.

          SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of
                         --------------------------------------------------
Setoffs.  (a)  The Borrower shall make each payment required to be made by it
--------
hereunder or under any other Loan Document (whether of principal, interest, fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto, payments of Issuing Bank Fees shall be made directly to the Issuing Bank and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any Loan or Loans or L/C Disbursement as a result of which the unpaid principal portion of its Tranche A Term Loans, Tranche B Term Loans or Revolving Loans or participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Tranche A Term Loans, Tranche B Term Loans or Revolving Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Tranche A Term Loans, Tranche B Term Loans or Revolving Loans or L/C Exposure, as the case may be, of such other Lender, so that the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans and Revolving Loans and participations in Tranche A Term Loans, Tranche B Term Loans and Revolving Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Tranche A Term Loans, Tranche B Term Loans and Revolving Loans and L/C Exposure then outstanding as the principal amount of its Tranche A Term Loans, Tranche B Term Loans and Revolving Loans prior to such exercise of any right of setoff or counterclaim or other event was to the principal amount of all Tranche A Term Loans, Tranche B Term Loans and Revolving Loans and L/C

Exposure outstanding prior to such exercise of any right of setoff or counterclaim or other event; provided that (i) if any such participations are
                             --------
purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.04(c), 2.06(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender or Issuing Bank requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.15, then such Lender or Issuing Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and
(ii) would not subject such Lender or Issuing Bank to any unreimbursed cost or expense and would not otherwise be disadvantageous in any material respect to such Lender or Issuing Bank. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender or Issuing Bank requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or Issuing Bank or any Governmental Authority for the account of any Lender or Issuing Bank pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender or Issuing Bank and the Administrative Agent, require such Lender or Issuing Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04 and, in the case of an Issuing Bank, subject to Section 2.19(i) hereof), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender or Issuing Bank shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender or Issuing Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or Issuing Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          SECTION 2.18.  Expansion Facility.  On two occasions prior to the
                         -------------------
Tranche B Maturity Date, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of Term Loans (all such Term Loans, collectively, the "Expansion Term Loans") provided, however, that both at the time of any such
 --------------------   --------  -------
request and after giving effect to any such Expansion Term Loans (x) no Default shall exist and the Borrower shall be in pro forma compliance with each financial covenant. The Expansion Term Loans (i) shall be in an aggregate principal amount not in excess of $75,000,000, (ii) shall rank pari passu in
                                                               ---- -----
right of payment and of security with the Loans, (iii) shall mature no sooner than, and have a longer average weighted life than, the Tranche B Term Loans,
(iv) shall have such pricing as may be agreed by the Borrower and the persons providing such Expansion Term Loans and shall otherwise be treated hereunder no more favorably than the Tranche B Term Loans. Such notice shall set forth the requested amount of Expansion Term Loans (which amount, together with the amount of all previous Expansion Term Loans, shall not exceed $75,000,000), and shall offer each Lender the opportunity to offer a commitment to provide Expansion Term Loans by giving written notice of such offered commitment to the Administrative Agent and the Borrower within 10 Business Days after the date of the Borrower's notice; provided, however, that no existing Lender will be
                       --------  -------
obligated to subscribe for any portion of such commitments. In the event that, on the tenth Business Day after the Borrower shall have delivered a notice pursuant to the first sentence of this paragraph, Lenders shall have provided commitments in an aggregate amount less than the total amount of the Expansion Term Loans requested by the Borrower, the Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Expansion Term
           -----------------
Loans in an aggregate amount equal to the unsubscribed amount, provided that
                                                               --------
each Additional Lender shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and provided further
                                                              -------- -------
that the Additional Lenders shall be offered the opportunity to provide the Expansion Term Loans only on terms previously offered to the existing lenders pursuant to the immediately preceding sentence. Commitments in respect of Expansion Term Loans shall become Commitments under this Agreement pursuant to an Expansion Facility Amendment executed by each of the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The effectiveness of any Expansion Facility Amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Expansion Term Loans are made, of each of the conditions set forth in Section 4.02.

          SECTION 2.19.  Letters of Credit.  (a) General.  The Borrower may
                         ------------------
request the issuance of Letters of Credit denominated in dollars, for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time while the Revolving Commitments remain in effect. This Section shall not be construed to impose an obligation upon the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or telecopy to the Issuing Bank and the Administrative Agent (at least three days in advance of the requested date of issuance, amendment, renewal or extension or such shorter time period agreed upon by the Issuing Bank and the Borrower) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of

Credit. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the Administrative Agent shall notify the Borrower, the Issuing Bank and the Lenders of the amount of the Aggregate Revolving Exposure after giving effect to
(i) the issuance, amendment, renewal or extension of such Letter of Credit, (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and
(iii) the borrowing or repayment of any Revolving Loans that (based upon notices delivered to the Administrative Agent by the Borrower) are to be borrowed or repaid prior to the requested date of issuance of such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (A) the L/C Exposure shall not exceed $10,000,000 and (B) the Aggregate Revolving Exposure shall not exceed the Total Revolving Commitment.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Maturity Date.

     (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Pro Rata Percentage of each L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(e). Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than two hours after the Borrower shall have received notice from such Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 3:00 p.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

     (f) Obligations Absolute. The Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

          (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

          (iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

          (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

          (vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

     Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

     (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Revolving Lender notice thereof.

     (h) Interim Interest. If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(e), at the rate per annum that would apply to such amount if such amount were an ABR Loan.

     (i) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(d). The acceptance of any appointment as the Issuing Bank hereunder by a successor

Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which they have not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and
(iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Each of the Borrower and its
                         ---------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and to own and operate Systems in the areas set forth on Schedule 3.14 and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions to be
                         ------------------------------
entered into by each Loan Party are within such Loan Party's corporate or other organizational powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions
                         -------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) with respect to the Subordinated Debt, such as will be obtained or made or be in full force and effect prior to the issuance thereof and (iii) filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents.

          SECTION 3.04.  Financial Condition; No Material Adverse Change.  (a)
                         ------------------------------------------------
The Borrower has heretofore furnished to the Lenders a pro forma consolidated balance sheet as of the Closing Date, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable),
(ii) is based on the best information available to the Borrower after due inquiry, (iii) accurately reflects all adjustments necessary to give effect to the Transactions and (iv) presents fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of such date as if the Transactions had occurred on such date.

          (b) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of the Borrower or its Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (c) Since December 31, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of THC, the Borrower and its Restricted Subsidiaries, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of the Borrower and its
                         -----------
Subsidiaries has good title to, or valid leasehold interests in all real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions.

          (d) As of the Effective Date, neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

          SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are
                         -------------------------------------
no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower or any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each Loan Party
                         ------------------------------------
is in compliance with (a) all laws, regulations and orders of any Governmental Authority applicable to it or its property and (b) the terms of the PCS Documents and all other indentures, agreements and instruments binding upon it or its property, except, in the case of laws, regulations, orders, agreements, indentures and instruments other than the PCS Documents, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08.  Investment and Holding Company Status.  No Loan Party
                         --------------------------------------
is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each Loan Party has filed or caused to be filed
                         ------
all Tax returns which, to the knowledge of the Borrower are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books reserves in accordance with GAAP.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders
                         -----------
all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), as of the date thereof, contained any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                      --------
information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. All information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken as a whole, does not contain any material misstatement of fact and does not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the
            --------
Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12.  Subsidiaries; Parents.   (a)  Schedule 3.12 sets forth
                         ----------------------
the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date. Each License Subsidiary, the Equipment Subsidiary and the Real Property Subsidiary is a Wholly Owned Subsidiary, and all the Capital Stock of each such Person is directly owned by the Borrower free and clear of any Lien (other than Liens created by the Security Documents).

          (b) As of the Effective Date, the Capital Stock of the Borrower will be owned as set forth on Schedule 3.12. As of the date hereof, to the best of the Borrower's knowledge, AW is a Wholly Owned Subsidiary of AT&T Corp.

          (c) As of the date hereof, there is not, and as of the Effective Date, there will not be, any issued or outstanding Capital Stock or other interest of or in the Borrower or any of its Subsidiaries other than as described in subsections 3.12(a) and (b). All outstanding Capital Stock of each Restricted Subsidiary of the Borrower is owned, directly or indirectly, by the Borrower or another Restricted Subsidiary free and clear of all Liens whatsoever (other than Liens created by the Security Documents).

          (d) All Licenses which are directly or indirectly held by the Borrower or any of its Restricted Subsidiaries are owned, beneficially and of record by a License Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or imposed by the Communications Act).

          (e) All Real Property Assets and Real Property-Related Equipment (other than Excluded Real Property Assets, Excluded Real Property-Related Equipment, Secured Real Property Assets and Secured Real Property-Related Equipment) which are directly or indirectly owned by the Borrower or any other Loan Party are owned, beneficially and of record by the Real Property Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or Permitted Encumbrances). At least 90% of the value of (A) the Real

Property Assets and (B) the Real Property-Related Equipment of the Borrower and its Restricted Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) are owned, beneficially and of record, free and clear of all Liens (other than the Liens under the Security Documents) by the Real Property Subsidiary. All Base Stations which are directly or indirectly owned by the Borrower or any of its Restricted Subsidiaries are owned, beneficially and of record, free and clear of all Liens (other than Liens under the Security Documents) by the Equipment Subsidiary or the Real Property Subsidiary.

          SECTION 3.13.  Absence of Non-Permitted Obligations.  None of the
                         -------------------------------------
Special Purpose Subsidiaries has any obligations or liabilities other than (a) under the Guarantee Agreement and the Security Agreement, (b) in the case of the Real Property Subsidiary, under any lease of real property or equipment which it has entered into in the ordinary course of business and for taxes incurred in the ordinary course of business which are incident to being the owner or lessee of real property and equipment, (c) in the case of any License Subsidiary, under the Communications Act and in the case of THC, with respect to the Intercompany THC Loans and FCC Debt, (d) in the case of the Equipment Subsidiary, under any lease of equipment which it has entered into in the ordinary course of business and for taxes incurred in the ordinary course of business which are incident to being the owner or lessor of equipment and (e) taxes incurred in the ordinary course in order for it to continue to maintain its existence.

          SECTION 3.14.  Licenses.  (i)  The Borrower and its Restricted
                         ---------
Subsidiaries have the full use and benefit of all Licenses necessary to operate a System in the MTAs and BTAs listed on Parts A, B and C of Schedule 3.14 and each other area in which the Borrower or any Subsidiary conducts a broadband personal communications services business and will have the full use and benefit of the Licenses listed on (a) Part D of Schedule 3.14 upon consummation of the San Juan Acquisition, (b) Part E of Schedule 3.14 upon consummation of the LMDS Merger, (c) Part F of Schedule 3.14 upon consummation of the Mercury Acquisition, (d) Part G of Schedule 3.14 upon consummation of the San Diego Merger and (e) Part H of Schedule 3.14 upon consummation of the Wireless 2000 Acquisition, (ii) such Licenses have been duly issued by the FCC, are (in the case of Licenses listed on Parts A, B or C of Schedule 3.14) or will be (upon consummation of the relevant transaction in the case of Licenses listed on Parts D, E, F, G and H of Schedule 3.14) held by a License Subsidiary and are in full force and effect and (iii) the Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of each such License held by any of them.

          SECTION 3.15.  No Burdensome Restrictions.  No Requirement of Law or
                         ---------------------------
Contractual Obligation (other than, in the case of clause (b) below, any restriction under subsection 6.08(a)) applicable to the Borrower or any Subsidiary could, as a result of compliance by the Borrower and the Subsidiaries therewith, reasonably be expected to (a) have a Material Adverse Effect or (b) limit the ability of any Restricted Subsidiary to pay dividends or to make distributions or advances to the Borrower or any other Restricted Subsidiary.

          SECTION 3.16.  Use of Proceeds.  The Borrower will use the proceeds of
                         ----------------
the Loans to fund capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs and will request the issuance of Letters of Credit only to support payment obligations incurred in the ordinary course of business by the Borrower and the Restricted Subsidiaries.

          SECTION 3.17.  Flood Insurance.  To the extent reasonably available,
                         ----------------
the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, such flood insurance in such total amount as the Administrative Agent has from time to time reasonably required.

          SECTION 3.18.  Insurance.  Schedule 3.18 sets forth a description of
                         ----------
all insurance maintained by or on behalf of the Borrower and its Restricted Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid.

          SECTION 3.19.  Labor Matters.  As of the Effective Date, there are no
                         --------------
strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. With such exceptions as could not reasonably be expected to result in a Material Adverse Effect, (i) the hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and (ii) all payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

          SECTION 3.20.  Solvency.  Immediately after the consummation of the
                         ---------
Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans and the provisions of the Indemnity, Subrogation and Contribution Agreement, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

          SECTION 3.21.  FCC Compliance.  (a)  The Borrower and each Subsidiary
                         ---------------
are in compliance in all material respects with the Communications Act and all requirements of the FCC, including its Very Small Business requirements.

          (b) The Borrower has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which could reasonably be expected to have a Material Adverse Effect except as set forth in Schedule 3.21.

          (c) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect which could reasonably be expected to have a Material Adverse Effect or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Borrower or any License Subsidiary under any License held by the Borrower or any License Subsidiary in any respect which could reasonably be expected to have a Material Adverse Effect.

          (d) The Borrower and each License Subsidiary have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, and all such filings were when made true, correct and complete in all material respects.

          (e) The Borrower has no reason to believe that each License of the Borrower or any Subsidiary will not be renewed in the ordinary course.

          SECTION 3.22.  Security Documents.  (a)  The Pledge Agreement is
                         -------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Administrative Agent, the Pledge Agreement shall create a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person.

          (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agree-

ment), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.02. Following an Event of Default, the Borrower's rights under the PCS Documents (other than the Stockholders Agreement) will be enforceable by the Lenders; provided, however,
                                                            --------  -------
that the Administrative Agent shall not assign the Network Licensing Agreement to a third party without first obtaining AW's consent.

          (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the filing of the financing statements referred to in paragraph (b) above, the Security Agreement and such financing statements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof), other than with respect to Liens expressly permitted by Section 6.02.

          (d) The Mortgages are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Borrower's right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 3.22, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02.

          SECTION 3.23.  Copyrights, Trademarks, etc.  The Borrower and the
                         ----------------------------
Restricted Subsidiaries own, or, to the best of their knowledge, are licensed to use, all copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrower and the Restricted Subsidiaries taken as a whole. The use of such copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing by the Borrower and the Restricted Subsidiaries does not infringe on the rights of any Person.

          SECTION 3.24.  Federal Regulations.  No part of the proceeds of any
                         --------------------
Loans or any Letter of Credit will be used in any manner which would result in a violation of Regulation U or X of the Board as now and from time to time hereafter in effect or to buy or carry "margin stock" (as defined thereunder) or to refinance any Indebtedness incurred for such purpose.

          SECTION 3.25.  Year 2000.  Any reprogramming required to permit the
                         ----------
proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by January 1, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  Effective Date.  The obligations of the Lenders to make
                         ---------------
Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) McDermott, Will & Emery, counsel for the Borrower substantially in the form of Exhibit B-1 and (ii) Wiley, Rein & Fielding, special counsel to the Borrower with respect to FCC matters, substantially in the form of Exhibit B-2 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Borrower and each Subsidiary Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, operating agreement or partnership agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body), members or partners of the Borrower and each Subsidiary Loan Party authorizing the execution, delivery and performance of the Loan

     Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer or partner of the Borrower (or its general partner) and any Subsidiary Loan Party executing any Loan Document on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and (iii) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

          (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f) The Borrower shall have transferred to (i) the Real Property Subsidiary all Real Property Assets and Real Property-Related Equipment other than (A) Real Property Assets constituting rights under leases that as of the date hereof prohibit such transfer (without regard to any such prohibition which contains exceptions if the Borrower or any other Subsidiary remains liable for the obligations under the applicable lease or if the Borrower or its Subsidiaries were to take other actions which are reasonably (considering the expenses involved) within their power to take ("Restricted Real Property Assets")), (B) equipment which constitutes a
       -------------------------------
     fixture to any Restricted Real Property Asset ("Restricted Real Property-Related Equipment") and (c) Secured Real Property Assets and Secured Real Property Related Equipment but in any event the Borrower shall have so transferred assets constituting at least 90% of the value of all Real Property Assets and Real Property-Related Equipment of the Borrower and its Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) as of the date hereof and provided evidence reasonably satisfactory to the Administrative Agent of the transfers described above, (ii) the Equipment Subsidiary or the Real Property Subsidiary all Base Stations which are held directly or indirectly by the Borrower or any of its Restricted Subsidiaries and (iii) a License Subsidiary all Licenses which are directly or indirectly held by the Borrower or any of its Restricted Subsidiaries (including the Licenses for the MTAs and BTAs listed on Schedule 3.14), free and clear of all Liens whatsoever (other than Liens created by the Security Documents and, with respect to any License Subsidiary, Liens arising under the Communications
     Act), and each Special Purpose Subsidiary shall have entered into a Special Purpose Subsidiary Funding Agreement with the Borrower.

          (g) The Pledge Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all the outstanding (i) intercompany Indebtedness owed to any Loan Party by the Borrower or any Subsidiary and
     (ii) equity interests that are owned by the Borrower or any Subsidiary Loan Party (in each case as of the Effective Date after giving effect to the Transactions) (A) shall have been duly and validly pledged thereunder to the Administrative Agent for the ratable benefit of the Secured Parties, and (B) certificates representing such equity interests (except that such certificates representing equity interests in a Foreign Subsidiary may be limited to 65% of the outstanding shares of such partnership interests or equity interests in such Foreign Subsidiary) and promissory notes evidencing such intercompany Indebtedness shall be in the actual possession of the Administrative Agent, accompanied by stock powers or other instruments of transfer, endorsed in blank, with respect to such certificates and such promissory notes.

          (h) The Security Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement shall have been delivered to the Administrative Agent.

          (i) The Administrative Agent shall have received a completed Perfection Certificate (giving effect to the Transactions) dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

          (j) The Guarantee Agreement shall have been duly executed by the Subsidiary Loan Parties and the Administrative Agent, shall have been delivered to the Administrative Agent and shall be in full force and effect.

          (k) The Indemnity, Subrogation and Contribution Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect.

          (l) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect.

          (m) The Administrative Agent shall have received from the Borrower a photocopy, certified to be true and complete, of its Licenses for the MTAs and BTAs listed in Schedule 3.14 and such Licenses shall be owned by the Borrower free and clear of all Liens other than liens imposed by the Communications Act.

          (n) The Administrative Agent shall have received from the Borrower conformed copies, certified and true and complete, of (i) the Securities Purchase Agreement, (ii) the Network License Agreement, (iii) the Stockholders Agreement, (iv) the Roaming Agreement, (v) the Resale Agreement and (vi) the Special Purpose Subsidiary Funding Agreements (copies of any of which will be delivered to any Lender upon request), none of which shall contain any material adverse change to the interests of the Lenders as compared with the final form of each such agreement delivered to the Administrative Agent prior to the date hereof. Each of the agreements referred to in the previous sentence (other than the Resale Agreement) shall have been duly executed and delivered on behalf of each party thereto, shall have been duly authorized thereby, and shall constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer as to the accuracy of the foregoing.

          (o) To the extent not expressly contemplated in the final form of Securities Purchase Agreement or the final form of Restated Certificate of Incorporation delivered to the Administrative Agent prior to May 12, 1998, the Administrative Agent shall be satisfied with (i) the corporate and capital structure of the Borrower and its subsidiaries, (ii) the contributions to the Borrower's equity and (iii) all legal, tax and accounting matters related to the formation, capitalization and operations of the Borrower.

          (p) The Borrower shall have entered into (i) supply contracts with vendors for the build out of the Network and the acquisition of related equipment, and, to the extent material, such contracts shall be reasonably satisfactory to the Administrative Agent and (ii) such other agreements with third parties as may be reasonably necessary to the conduct of its proposed operations in accordance with its business plan.

          (q) The Borrower shall have received all scheduled cash capital contributions set forth on

     Schedule I to the Securities Purchase Agreement, including contributions of $40,000,000 in cash on or prior to the Effective Date as set forth therein.

          (r) Each of the Borrower, AW and the other parties thereto shall have executed and delivered to the Administrative Agent consents to assignment ("Consents to Assignment") to the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Securities Purchase Agreement, the Network License Agreement and such of the other PCS Documents as are requested by the Administrative Agent; provided, however, that the Consent
                                            --------  -------
     to Assignment with respect to AW shall be set forth in the Network License Agreement and, with respect to the Network License Agreement, such Consent to Assignment will not permit the Administrative Agent to assign the Network License Agreement to any person other than the Lenders without first obtaining AW's consent.

          (s) The terms and conditions of any Subordinated Debt, if any, and the provisions of the Subordinated Debt Documents, if any, shall be satisfactory to the Lenders and the Administrative Agent shall have received copies of any Subordinated Debt Documents, if any, certified by a Responsible Officer as complete and correct.

          (t) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions or the other transactions contemplated hereby shall have been obtained, and all applicable waiting periods and appeal periods shall have expired or, with respect to the consent of the FCC to the License Transfer (as defined in the Securities Purchase Agreement) a Final Order (as defined in the Securities Purchase Agreement) shall have been obtained, in each case without the imposition of any material conditions and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose material conditions on the Transactions or the other transactions contemplated hereby. To the extent contemplated by the terms of this Agreement and the Securities Purchase Agreement, the Transactions shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with the PCS Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the PCS Documents not approved by the Required Lenders. The Administrative Agent shall have received copies of the PCS Documents and all certificates, opinions and other documents delivered thereunder, certified by a Responsible Officer as complete and correct and the PCS Documents shall contain no material changes adverse to the interests of the Lenders compared to the final form of such documents delivered to the Administrative Agent prior to May 12, 1998.

          (u) The Lenders shall have received a pro forma consolidated balance sheet of the Borrower as of the Closing Date, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, and such pro forma consolidated balance sheets shall not be materially inconsistent with the projections previously provided to the Lenders.
     After giving effect to the Transactions, neither the Borrower nor any of its Subsidiaries shall have outstanding any shares of preferred stock or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents, (ii) preferred stock of the Borrower issued to AW and the other equity investors listed on Schedules I and II to the Securities Purchase Agreement pursuant to the terms of the Securities Purchase Agreement, (iii) Indebtedness owed to the FCC by THC in the amount of $13,000,000 (or, if the THC San Diego Merger has occurred, $22,200,000), (iv) the Series A Bonds and (v) the Subordinated Debt (if issued on or prior to the Closing
     Date) in an amount not to exceed $350,000,000.

          (v)  The Administrative Agent shall have received from the Borrower
     (i) the financial statements referred to in Section 3.04 and (ii) a certificate dated the Effective Date and duly executed by a Responsible Officer of the Borrower certifying that attached thereto is the annual budget of the Borrower for the fiscal year ending December 31, 1998 as well as a 10-year business plan of the Borrower satisfactory to the Lenders with quarterly projections for at least the two-year period following the Effective Date.

          (w) There shall have been no material adverse change in the business, assets, results of operations, properties, prospects, financial condition or material agreements of THC, the Borrower and the Restricted Subsidiaries, taken as a whole, since December 31, 1997.

          (x)  The Borrower shall be in Pro Forma Compliance.

          (y) After giving effect to the Transactions and the consummation of the other transactions contemplated hereby, amounts available under this Agreement shall be sufficient to meet the ongoing working capital requirements of the Borrower and the Subsidiaries in accordance with the projections set forth in the Information Memorandum.

          (z) The amount of cash consideration received by the Borrower for the sale of its stock pursuant to the Securities Purchase Agreement plus the amount of cash consideration payable by investors for stock of the Borrower pursuant to binding commitments with the Borrower set forth in the Securities Purchase Agreement, shall be at least $128,000,000 or, if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs, at least $133,000,000. The amount of cash consideration received by the Borrower for the sale of its stock to Equity Participants other than AW in connection with (x) the San Juan Acquisition (if such acquisition occurs on or prior to the Closing Date) shall be at least $39,700,000 and
     (y) the THC San Diego Merger (if such merger occurs on or prior to the Closing Date) shall be at least $41,000,000. The Agents shall be satisfied with the identity of the equity holders of the Borrower other than AW and the Equity Participants. The Administrative Agent shall be satisfied with the identity of the equity holders of the Borrower other than AW and the Equity Participants.

          (aa)  THC shall have become a wholly owned subsidiary of the Borrower.

          (bb) The Extended Payment Terms Facility between the Borrower and Lucent shall have been repaid in full and all security interests relating thereto shall have been released.

          (cc) The Borrower shall have purchased the Licenses described in Part D of Schedule 3.14 from AW for cash consideration of not more than $21,000,000.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
Notwithstanding the foregoing, the obligations of the Lenders to make Loans shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on the date hereof (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing and of the Issuing Bank to issue Letters of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event except with respect to representations and warranties expressly made only as of the date hereof or the Effective Date which shall be true in all material respects as of such date.

          (b) At the time of and immediately after giving effect to such Credit Event no Default shall have occurred and be continuing and the Borrower shall be in Pro Forma Compliance.

          (c) At the time of and immediately after giving effect to such Credit Event, the Borrower shall be in Pro Forma Compliance with (i) if the Subordinated Debt has not been issued, the covenant set forth in subsection 6.12(a) and (ii) if the Subordinated Debt has been issued, the covenant set forth in subsection 6.12(b); provided, however, that, after the Borrower
                                  --------  -------
     delivers the financial statements required for the fiscal quarter ended December 31, 2001 pursuant to Section 5.01, this clause (c) shall be deemed to have been satisfied if at the time of and immediately after giving effect to such Credit Event, the Borrower is in pro forma compliance with the covenants set forth in Section 6.12(g) and
     (i).

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a),
(b) and (c) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information.  The
                         -------------------------------------------
Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Coopers & Lybrand, or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.08 and 6.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) no more than 90 days after the commencement of fiscal year 1999 and no more than 45 days after the commencement of each other fiscal year, a detailed consolidated budget for such fiscal year, broken down by fiscal quarters (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for each such fiscal quarter) and, promptly when available, any significant revisions of such budget;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

          (g) within 45 days after the end of each calendar month, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers at the end of the calendar month preceding such calendar month and (B) the aggregate number of Subscribers at the end of such calendar month;

          (h) within 45 days after the end of each fiscal quarter, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers whose service terminated during such fiscal quarter, (B) the aggregate number of Subscribers added during such fiscal quarter and (C) certain revenue and system build information;

          (i) within five Business Days after the same are sent, a copy of any financial statement, report or notice which the Borrower or any Subsidiary sends to any Person under or pursuant to or in connection with the Securities Purchase Agreement, the Network License Agreement, the Stockholders Agreement, the Roaming Agreement, the Resale Agreement or any other PCS Document, in each case if such statement, report or notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect; and, within five Business Days after the same are received by the Borrower or any Subsidiary, copies of all notices sent to any such Person under or pursuant to or in connection with any such agreement or instrument which notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect;

          (j) concurrently with any delivery of financial statements under clause (a) or (b) above, a balance sheet and related statements of operations, stockholders' equity and cash flows for each

     Unrestricted Subsidiary for the applicable period (each of which may be unaudited); and

          (k) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, or such consolidating financial statements, or such financial statements showing the results of operations or financial condition of any Unrestricted Subsidiary, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02.  Notices of Material Events.  Upon a Responsible Officer
                         ---------------------------
having knowledge of the following, the Borrower will furnish to the Administrative Agent, the Issuing Bank and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

          (d) any other development (other than general economic conditions and developments affecting the wireless industry generally) that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral.  (a)  The Borrower
                         ---------------------------------
will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04.  Existence; Conduct of Business.  The Borrower will, and
                         -------------------------------
will cause each of its Subsidiaries
to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and except to the extent it could not reasonably be expected to have a Material Adverse Effect, all the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names used in or necessary for the conduct of its business; provided that
                                                                  --------
the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.04.

          SECTION 5.05.  Payment of Obligations.  The Borrower will, and will
                         -----------------------
cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books reserves with respect thereto in accordance with GAAP,
(c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties.  The Borrower will, and will
                         --------------------------
cause each of its Subsidiaries to, maintain (i) all property necessary to the conduct of its business in good working order and condition with such exceptions as would not have a Material Adverse Effect and (ii) its accounting, software and billing systems and controls at a level consistent with the standards of other reputable wireless services providers and reasonably required in connection with the Borrower's business.

          SECTION 5.07.  Insurance.  The Borrower will, and will cause each of
                         ----------
its Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business in the same or similar locations, and furnish to the Administrative Agent, promptly upon written request therefor, full information as to the insurance carried.

          SECTION 5.08.  Casualty and Condemnation.  (a)  The Borrower will
                         --------------------------
furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

          (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent; provided that (i) if the
                                                --------
aggregate Net Proceeds in respect of such event (other than proceeds of business income insurance) are less than $3,000,000, such Net Proceeds shall be paid over to the Borrower unless a Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Borrower unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document (subject to the provisions of the applicable Security Document regarding application of such Net Proceeds during a Default).

          (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is 270 days after the occurrence of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Term Borrowings as provided in Section 2.09(b).

          SECTION 5.09.  Books and Records; Inspection and Audit Rights.  The
                         -----------------------------------------------
Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which entries which are accurate and complete in all material respects are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.10.  Compliance with Laws.  The Borrower will, and will
                         ---------------------
cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and to comply in all respects with all of its Contractual Obligations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.11.  Use of Proceeds.  The proceeds of the Loans, together
                         ----------------
with the proceeds of the Initial Equity Contributions and the Subordinated Debt, if any, will be used only to fund capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs and Letters of Credit will be issued only to support payment obligations incurred in the ordinary course of business by the Borrower and the Restricted Subsidiary. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, (i) to make any investment in, or finance the acquisition of, any Unrestricted Subsidiary or (ii) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

          SECTION 5.12.  Additional Subsidiaries.  If any additional Subsidiary
                         ------------------------
is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Subsidiary is a Subsidiary Loan Party, the Borrower will cause such Subsidiary to become a party to the Pledge Agreement (if such Subsidiary owns capital stock or intercompany Indebtedness), the Security Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement as contemplated under each agreement, within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any shares of Capital Stock or Indebtedness of such Subsidiary (other than an Unrestricted Subsidiary) are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the

Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).

          SECTION 5.13.  Further Assurances.  (a)  The Borrower will, and will
                         -------------------
cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents (including opinions of local counsel in the jurisdictions in which assets of any Loan Party are located).

          (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Borrower. In addition, if (i) any License is acquired by the Borrower or any Subsidiary (other than a License Subsidiary) the Borrower will promptly transfer or cause the transfer to a License Subsidiary of such License, (ii) any Real Property Assets

(other than Restricted Real Property Assets, Secured Real Property Assets and Excluded Real Property Assets) or any Real Property-Related Equipment (other than Restricted Real Property-Related Equipment, Secured Real Property-Related Equipment and Excluded Real Property Equipment) is acquired by the Borrower or any Subsidiary (other than the Real Property Subsidiary) the Borrower will promptly transfer or cause the transfer of such assets to the Real Property Subsidiary, (iii) any Base Station is acquired by the Borrower or any Subsidiary (other than the Equipment Subsidiary or the Real Property Subsidiary) the Borrower will promptly transfer or cause the transfer of such Base Station to the Equipment Subsidiary or the Real Property Subsidiary and (iv) any fee interests in real property having at the time of acquisition thereof a purchase price or fair market value greater than $1,000,000 (a "Mortgaged Property") are
                                                       ------------------
acquired by the Borrower or any Subsidiary after the date hereof (including Mortgaged Properties of any Person that becomes a Subsidiary or is merged with or into or consolidated with the Borrower or any Subsidiary) the Borrower will promptly create or cause to be created a first priority perfected Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties on, and pay all recording taxes, title insurance costs, survey costs and other costs in connection with such Mortgage.

          SECTION 5.14.  Interest Rate Protection.  As promptly as practicable,
                         -------------------------
and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter until the final maturity of all the Loans, will maintain in effect, one or more interest rate protection agreements with one or more Lenders or Affiliates of Lenders on such terms as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the outstanding Indebtedness of the Borrower (other than indebtedness which bears interest at a fixed rate) at a maximum rate reasonably acceptable to the Administrative Agent.

          SECTION 5.15.  Satisfaction of F-Block License Requirements.  The
                         ---------------------------------------------
Borrower and its Subsidiaries shall take all actions necessary to satisfy the FCC's Very Small Business requirements and all Requirements of Law the Borrower and its Subsidiaries are required to comply with in order for the Borrower and THC to be permitted to hold F-Block Licenses.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)  The
                         ----------------------------------------
Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

          (ii) the Subordinated Debt issued on terms reasonably satisfactory to the Required Lenders in an aggregate principal amount not to exceed $350,000,000 minus the principal amount of any Series B Bonds outstanding; provided that the proceeds of the Subordinated Debt shall be used by the
     --------
     Borrower solely to fund the build-out of the Network and to make prepayments of the Series B Bonds permitted by Section 6.08(b)(vi);

          (iii) Indebtedness of the Borrower to any Restricted Subsidiary (other than any Special Purpose Subsidiary) and of any Restricted Subsidiary (other than any Special Purpose Subsidiary) to the Borrower or any other Restricted Subsidiary (other than any Special Purpose Subsidiary); provided
                                                                        --------
     that Indebtedness of any Restricted Subsidiary that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.05;

          (iv) Guarantees by the Borrower of Indebtedness of any Restricted Subsidiary (other than any Special Purpose Subsidiary) and by any Restricted Subsidiary (other than any Special Purpose Subsidiary) of Indebtedness of the Borrower or any other Restricted Subsidiary (other than any Special Purpose Subsidiary); provided that (i) Guarantees by the
                                      --------
     Borrower or any

     Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.05 and (ii) a Subsidiary shall not Guarantee the Series A Bonds or the Series B Bonds and shall not Guarantee the Subordinated Debt unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations;

          (v) the Series A Bonds in an aggregate principal amount not to exceed $80 million at any time outstanding and the Series B Bonds of the Borrower in an aggregate principal amount not to exceed $80 million at any time outstanding; provided, however, that (i) the proceeds of such bonds shall
                  --------  -------
     be used by the Borrower solely to fund the build-out of the Network, including in the Expansion Areas (as defined in the Lucent Note Purchase Agreement), (ii) such bonds will be subordinated to all the Obligations on the terms set forth in the Lucent Note Purchase Agreement and (iii) until 6 months after the Tranche B Maturity Date, no principal or interest payments may be made with respect thereto except for (x) prepayments of the Series B Bonds in accordance with the terms of Section 10.5 of the Lucent Note Purchase Agreement and (y) prepayments of the Series A Bonds with up to 50% of the net cash proceeds received from the issuance and sale of equity securities by the Borrower; provided, that no prepayment of the Series A
                                 --------  ----
     Bonds will be made as a result of (A) sales of stock necessary to provide the initial $128,000,000 of cash equity capitalization of the Borrower or, if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs, the initial $133,000,000 of cash equity capitalization of the Borrower, (B) the issuance by the Borrower of approximately $39,900,000 of stock to AW and approximately $39,700,000 of stock to certain of the Equity Participants in connection with the San Juan Acquisition and (C) the issuance of approximately $4,800,000 million of stock to stockholders of THC

     San Diego and approximately $41,000,000 of stock to certain of the Equity Participants in connection with the THC San Diego Merger.

          (vi) Capital Lease Obligations of the Borrower or any Restricted Subsidiary (other than any Special Purpose Subsidiary) with respect to the leasing of tower sites and equipment that is a fixture thereto; provided
                                                                     --------
     that such Capital Lease Obligations shall not exceed $25,000,000 in aggregate principal amount at any time outstanding;

          (vii) Indebtedness (other than Indebtedness described in (v) or (vi) above) of the Borrower or any Restricted Subsidiary (other than any Special Purpose Subsidiary) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that such Indebtedness is incurred prior to or within 180
              --------
     days after such acquisition or the completion of such construction or improvement and shall not exceed $10,000,000 in aggregate principal amount at any time outstanding;

          (viii) FCC Debt assumed in connection with (a) the THC San Diego Merger in the amount of $8,200,000, (b) the Mercury Acquisition in the amount of $4,100,000 and (c) the Wireless 2000 Acquisition in the amount of $7,000,000.

          (ix) Indebtedness other than FCC Debt permitted by clause (viii) of any Restricted Subsidiary acquired after the date hereof; provided that (A) such Indebtedness exists at the time such Restricted Subsidiary is acquired and is not created in contemplation of or in connection with such acquisition and (B) the aggregate Indebtedness acquired in connection with all such acquisitions does not exceed $20,000,000 at any time outstanding and (C) the aggregate Indebtedness acquired which is not FCC Debt does not exceed $5,000,000;

          (x) Indebtedness of the Borrower and the Restricted Subsidiaries existing on the date hereof and set forth on Schedule 6.01;

          (xi) Indebtedness arising under customary indemnification and purchase price adjustment obligations incurred in connection with asset sales permitted by Section 6.06(c);

          (xii) Indebtedness incurred to refinance any Indebtedness permitted under clauses (ix) and (x) of this Section 6.01; provided that (a) such
                                                      --------
     refinancing Indebtedness (i) shall not have a greater outstanding principal amount, an earlier maturity date or a decreased weighted average life than the Indebtedness refinanced and (ii) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable in any material respect to the Lenders than, the Indebtedness refinanced and (b) the proceeds of such Indebtedness shall be used solely to repay the Indebtedness refinanced thereby and fees and expenses in connection therewith; and

          (xiii) other unsecured Indebtedness of the Borrower and the Restricted Subsidiaries (other than any Special Purpose Subsidiary); provided that the
                                                               --------
     aggregate principal amount of such Indebtedness shall not exceed $3,000,000 at any time outstanding.

          (b) The Borrower will not, and will not permit any Restricted Subsidiary to, issue any preferred stock (other than preferred stock of the Borrower issued pursuant to the terms of the Securities Purchase Agreement or in connection with acquisitions permitted by Section 6.05 and Series E Preferred Stock issued in connection with employee compensation plans) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock. No preferred stock issued by the Borrower or any Restricted Subsidiary shall be mandatorily redeemable or subject to mandatory purchase by the Borrower or any Restricted Subsidiary, and no payments (including of dividends) may be made (it being understood that dividends may accrue) in respect thereof under any circumstances prior to the date that is six months after the Tranche B Maturity Date (other than those dividend payments permitted pursuant to Section 6.08(a)(iv)).

          SECTION 6.02.  Liens.  The Borrower will not, and will not permit any
                         ------
Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i)   Liens created under the Loan Documents;

          (ii)  Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Borrower or any Restricted Subsidiary (other than the License Subsidiary or the Property Subsidiary) existing on the date hereof and set forth in Schedule 6.02;

     provided that (A) such Lien shall not apply to any other property or asset
     --------
     of the Borrower or any Restricted Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof;

          (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of
                 --------
     or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be; and

          (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any

     Restricted Subsidiary; provided that (A) such security interests secure
                            --------
     Indebtedness permitted by clause (vii) of Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary.

          SECTION 6.03.  Sale and Lease-Back Transactions.  The Borrower will
                         ---------------------------------
not, nor will it permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose as the property being sold or transferred, except for sales and lease-backs of towers the Net Proceeds of which are used to prepay Loans pursuant to Section 2.09 (it being understood that, in calculating Net Proceeds, lease and other related payments arising in connection with any such sale and lease-back transaction shall not be deducted from the proceeds received from the sale of any tower or towers that are the subject of such sale and lease-back transaction).

          SECTION 6.04.  Fundamental Changes.  (a)  The Borrower will not, and
                         --------------------
will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary (other than any Special Purpose Subsidiary) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Restricted Subsidiary (other than any Special Purpose Subsidiary) may merge into any Restricted Subsidiary (other than any Special Purpose Subsidiary) or another entity acquired pursuant to an acquisition permitted hereunder in a transaction in which the surviving entity is a Wholly Owned Restricted Subsidiary, (iii) any Restricted Subsidiary (other than any Special Purpose Subsidiary) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (iv) the THC San Diego Merger may be consummated and (v) the Borrower or any Restricted Subsidiary (other than any License Subsidiary or Property Subsidiary) may effect any acquisition permitted by Section 6.05 by means of a stock-for-stock merger in which the Borrower or a Wholly owned Restricted Subsidiary is the surviving corporation.

          (b) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any business other than businesses of the type conducted or contemplated to be conducted by the Borrower and its Restricted Subsidiaries on the date of execution of this Agreement and Related Businesses.

          SECTION 6.05.  Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions.  The Borrower will not, and will not permit any of its Restricted
-------------
Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments;

          (b) investments existing on the date hereof and set forth on Schedule 6.05(b), to the extent such investments would not be permitted under any other clause of this Section;

          (c) investments by the Borrower and its Restricted Subsidiaries (other than any Special Purpose Subsidiary) in the Capital Stock of the Restricted Subsidiaries; provided that any such shares of capital stock held by a Loan
                   --------
     Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12) and no investments may be made in Subsidiaries that are not Loan Parties;

          (d) loans or advances made by the Borrower to any Restricted Subsidiary and made by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that any such loans and advances made
                                  --------
     by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and no loans or advances may be made to Subsidiaries that are not Loan Parties;

          (e) Guarantees constituting Indebtedness permitted by Section 6.01; provided that a Subsidiary shall not Guarantee the Subordinated Debt unless
     --------
     (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations;

          (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (g) the San Juan Acquisition;

          (h) the THC San Diego Merger;

          (i) the Mercury Acquisition;

          (j) the Wireless 2000 Acquisition;

          (k) the LMDS Merger;

          (l) Other acquisitions in which the only consideration paid by the Borrower or any Restricted Subsidiary consists of Capital Stock of the Borrower;

          (m) Loans and advances to employees in an amount not to exceed $250,000 at any time outstanding; and

          (n) Investments by the Borrower in Unrestricted Subsidiaries funded with the proceeds of capital contributed to the Borrower specifically for such purpose and not required to be contributed to the Borrower pursuant to the Securities Purchase Agreement in an aggregate amount for all such Unrestricted Subsidiaries not to exceed $50,000,000.

          SECTION 6.06.  Asset Sales.  The Borrower will not, and will not
                         ------------
permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Capital Stock, nor will the Borrower permit any of its Restricted Subsidiaries to issue any additional shares of Capital Stock or other ownership interest in such Restricted Subsidiary, except in the case of the Borrower and its Restricted Subsidiaries:

          (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions to the Borrower or a Restricted Subsidiary; provided that any such sales, transfers or dispositions
                 --------
     involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

          (c) sales, transfers and dispositions of assets (other than capital stock of a Restricted Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of
                             --------
     all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $1,000,000 during any fiscal year of the Borrower;

          (d) so long as after giving effect thereto the Borrower is in Pro Forma Compliance, any License Swap and any Swap of License Related Assets in connection therewith, provided that, (i) the aggregate number of Pops in
                              --------
     the BTAs and MTAs covered by the License or Licenses that are the subject of all License Swaps (other than the San Diego Swap) in each fiscal year may not exceed 10% of the Initial Pops and (ii) the fair market value of the License Related Assets that are the subject of Swaps of License Related Assets in each fiscal year may not exceed $2,000,000;

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby shall be made for fair value and, except in the case of clause (d), solely for cash consideration.

          SECTION 6.07.  Hedging Agreements.  The Borrower will not, and will
                         -------------------
not permit any Restricted Subsidiary to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness.
                         ------------------------------------------------------
(a) The Borrower will not, nor will it permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of Common Stock or warrants to purchase its Common Stock, (ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their capital stock; provided that no
                                                               --------
distribution referred to in this clause (ii) shall be permitted to be made by any Special Purpose Subsidiary if any Default or Event of Default shall have occurred and be continuing or would result therefrom, (iii) the Borrower may make Restricted Payments, not exceeding $1,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) following the end of the fiscal year of the Borrower ending December 31, 2001, and following the end of each subsequent fiscal year, the Borrower may pay cash dividends with respect to the Series A Preferred Stock in an amount not in excess of 50% of Excess Cash Flow for such fiscal year; provided that the
                                                        --------
prepayments required by Section 2.09(c) have previously been made.

          (b) The Borrower will not, and will not permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i)    payment of Indebtedness created under the Loan Documents;

          (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted by Section 6.01(a), other than (x) payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof and (y) payments in respect of the Series A Bonds or the Series B Bonds prohibited by the proviso in 6.01(a)(v);

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01;

          (iv) payment of secured Indebtedness permitted by Section 6.01(a) that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (v) mandatory prepayments of the Series A Bonds as a result of the issuance of equity securities by the Borrower with up to 50% of the net cash proceeds of any such issuance; provided, that, no prepayment of the
                                         --------  ----
     Series A Bonds will be made in connection with (i) sales of stock necessary to provide the initial $128,000,000 of cash equity capitalization of the Borrower or, if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs, the initial $133,000,000 of cash equity capitalization of the Borrower, (ii) the issuance by the Borrower of approximately $39,900,000 of stock to AW and approximately $39,700,000 of stock to other Equity Participants in connection with the San Juan Acquisition and (iii) the issuance of the Borrower of approximately $4.0 million of stock to stockholders of THC San Diego and approximately $41,000,000 of stock to certain Equity Participants in connection with the THC San Diego Merger); and

          (vi) mandatory prepayments of the Series B Bonds in accordance with the terms of Section 10.5 of the Lucent Note Purchase Agreement.

          SECTION 6.09.  Transactions with Affiliates.  The Borrower will not,
                         -----------------------------
and will not permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions (taken as a whole) not less favorable to the Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and the Restricted Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) transactions consummated pursuant to the PCS Documents and (e) payments by the Borrower to Telecorp Management Corp. pursuant to the Management Agreement.

          SECTION 6.10.  Restrictive Agreements.  The Borrower will not, nor
                         -----------------------
will it permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and
            --------
conditions imposed by law or by any Loan Document or Subordinated Debt Document,
(ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,

(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

          SECTION 6.11.  Amendment of Material Documents.  The Borrower will
                         --------------------------------
not, and will not permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to Material Indebtedness, (b) its certificate of incorporation, by-laws or other organizational documents, (c) the Special Purpose Subsidiary Funding Agreements, (d) the PCS Documents or (e) the Master Lease, in the case of clauses (a), (b), (c) and (e) above, in a manner adverse to the interests of the Lenders and, in the case of clause (d) above, in a manner that could be adverse in a material respect to the interests of the Lenders.

          SECTION 6.12.  Financial Covenants.  (a)  Senior Debt to Total
                         --------------------       --------------------
Capital.  The Borrower will not permit the ratio of Senior Debt to Total Capital
--------
on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed .50 to 1.00; provided, however, that if (i) all Unfunded Commitments
                       --------  -------
(as defined in the Securities Purchase Agreement) have been contributed in full in cash to the Borrower and (ii) Covered Pops meet or exceed 60% of the aggregate number of Pops within the Licensed Territory (as defined in the Network License Agreement) then the ratio of Senior Debt to Total Capital may exceed .50 to 1.00 but shall not exceed .55 to 1.00.

          (b)  Total Debt to Total Capital.  The Borrower will not permit the
               ----------------------------
ratio of Total Debt to Total Capital on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed .70 to 1.00.

          (c)  Covered Pops.  The Borrower will not permit Covered Pops as a
               -------------
percentage of the total number of Pops in the BTAs and MTAs listed on Schedule
3.14 on or after any date set forth below to be less than the percentage set forth opposite such date:

                                             Minimum Covered
     Date                                          Pops
     ----                                    ---------------
     June 30, 1999                                 35%
     December 31, 1999                             40%
     June 30, 2000                                 50%
     June 30, 2001                                 60%
     June 30, 2002                                 65%
     June 30, 2003 and thereafter                  70%

          (d)  Subscribers.  The Borrower will not permit the number of
               ------------
Subscribers on or after any date set forth below to be less than the number of Subscribers set forth opposite such date:

                                               Minimum
     Date                                    Subscribers
     ----                                    -----------
     December 31, 1999                          45,000
     June 30, 2000                              82,000
     December 31, 2000                         155,000
     June 30, 2001                             190,000
     December 31, 2001                         265,000
     June 30, 2002                             305,000
     December 31, 2002 and thereafter          400,000

          (e)  Aggregate Service Revenue.  The Borrower will not permit
               --------------------------
Aggregate Service Revenue for any period of four consecutive fiscal quarters ending on or after any date set forth below to be less than Aggregate Service Revenue set forth opposite such date:

                                             Minimum Aggregate
     Date                                     Service Revenue
     ----                                    -----------------
     December 31, 1999                         $ 12,500,000
     June 30, 2000                             $ 35,000,000
     December 31, 2000                         $ 65,000,000
     June 30, 2001                             $ 95,000,000
     December 31, 2001                         $135,000,000
     June 30, 2002                             $180,000,000
     December 31, 2002 and thereafter          $240,000,000

          (f)  Total Debt to Annualized EBITDA.  The Borrower will not permit
               --------------------------------
the ratio of (i) Total Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

          Fiscal Quarter
            Ending On                             Ratio
          --------------                          -----
          September 30, 2002                    25.0 to 1.00
          December 31, 2002                     20.0 to 1.00
          March 31, 2003                        16.0 to 1.00
          June 30, 2003                         13.0 to 1.00
          September 30, 2003                    10.0 to 1.00
          December 31, 2003                      8.5 to 1.00
          March 31, 2004                         7.5 to 1.00
          June 30, 2004                          6.5 to 1.00
          September 30, 2004                     5.5 to 1.00
          December 31, 2004 and thereafter       4.5 to 1.00

          (g)  Total Debt to Annualized Adjusted EBITDA.  The Borrower will not
               -----------------------------------------
permit the ratio of (i) Total Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized Adjusted EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

          Fiscal Quarter
             Ending On                                  Ratio
          --------------                                -----
          December 31, 2001                             22.0 to 1.00
          March 31, 2002                                16.0 to 1.00
          June 30, 2002                                 14.0 to 1.00
          September 30, 2002                            12.0 to 1.00
          December 31, 2002                             10.0 to 1.00
          March 31, 2003                                 8.0 to 1.00
          June 30, 2003                                  7.0 to 1.00
          September 31, 2003 and thereafter              6.0 to 1.00

          (h)  Senior Debt to Annualized EBITDA.  The Borrower will not permit
               ---------------------------------
the ratio of (i) Senior Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

          Fiscal Quarter
            Ending On                                  Ratio
          --------------                               -----
          September 30, 2002                     18.0 to 1.00
          December 31, 2002                      13.0 to 1.00
          March 31, 2003                         10.0 to 1.00
          June 30, 2003                           8.5 to 1.00
          September 30, 2003                      6.5 to 1.00
          December 31, 2003                       5.5 to 1.00
          March 31, 2004                          4.5 to 1.00
          June 30, 2004                           4.0 to 1.00
          September 30, 2004 and thereafter       3.0 to 1.00

          (i)  Senior Debt to Annualized Adjusted EBITDA.  The Borrower will not
               ------------------------------------------
permit the ratio of (i) Senior Debt outstanding on any day from and including
(A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized Adjusted EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

          Fiscal Quarter
             Ending On                                         Ratio
          --------------                                       -----
          September 30, 2001                                21.0 to 1.00
          December 31, 2001                                 17.0 to 1.00
          March 31, 2002                                    12.0 to 1.00
          June 30, 2002                                     10.0 to 1.00
          September 30, 2002                                 8.0 to 1.00
          December 31, 2002                                  6.0 to 1.00
          March 31, 2003                                     5.0 to 1.00
          June 30, 2003 and thereafter                       4.0 to 1.00

          (j)  Interest Coverage Ratio.  The Borrower will not permit the ratio
               ------------------------
of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending on any date or during any "Test Period" set forth below to (ii) Cash Interest Expense for such period to be less than the ratio set forth opposite such date or Test Period:

          Date or Test Period                            Ratio
          -------------------                            -----
December 31, 2002                                      1.00 to 1.00
March 31, 2003 - June 30, 2003                         1.15 to 1.00
September 30, 2003 - June 30, 2004                     1.25 to 1.00
September 30, 2004 - December 31, 2004                 1.50 to 1.00
March 31, 2005 - June 30, 2005                         2.00 to 1.00
September 30, 2005 and thereafter                      2.25 to 1.00

          (k)  Fixed Charges Ratio.  The Borrower will not permit the ratio of
               --------------------
(i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below to Fixed Charges for such period to be less than the ratio set forth opposite such Test Period:

          Test Period                             Ratio
          -----------                             -----
March 31, 2004 - December 31, 2004           1.00 to 1.00
March 31, 2005 and thereafter                1.10 to 1.00

          (l)  Capital Expenditures.  The Borrower will not permit Capital
               ---------------------
Expenditures of the Borrower and its Restricted Subsidiaries for any period set forth below to exceed the sum set forth opposite such period:

               Period                             Amount
               ------                             ------
Date of formation through                    $320,000,000
December 31, 1998
January 1, 1999 - December 31, 1999          $146,500,000
January 1, 2000 - December 31, 2000          $ 65,000,000
January 1, 2001 - December 31, 2001          $ 39,000,000
January 1, 2002 - December 31, 2002          $ 37,500,000
January 1, 2003 and thereafter               $ 35,000,000

; provided that any permitted amount which is not expended in any of the periods
  --------
specified above may be carried over for expenditure in the immediately subsequent period.

          SECTION 6.13.  Liabilities of Special Purpose Subsidiaries.  The
                         --------------------------------------------
Borrower will not:

          (a) permit any License Subsidiary to incur, assume or permit to exist any liabilities (other than under the Guarantee Agreement and the Security Agreement, the Communications Act, FCC Debt and taxes and other liabilities incurred in the ordinary course in order to maintain its existence) or to engage in any business or activities other than the holding of Licenses;

          (b) permit the Real Property Subsidiary to incur, assume or permit to exist any liabilities (other than (i) under the Guarantee Agreement and the Security Agreement, (ii) other liabilities incurred in the ordinary course of business which are incident to being the lessee of real property or the purchaser, owner or lessee of equipment and (iii) taxes and other liabilities in the ordinary course in order to maintain its existence) or to engage in any business or activities other than the owning or leasing, as lessee, of Real Property Assets and the leasing, as lessor, or, as the case may be, subleasing, as sublessor, thereof to the Borrower, and the owning of Real Property-Related Equipment constituting fixtures thereto and the leasing thereof to the Borrower; or

          (c) permit the Equipment Subsidiary to incur, assume or permit to exist any liabilities (other than (i) under the Guarantee Agreement and the Security Agreement, (ii) other liabilities incurred in the ordinary course of business which are incident to being the lessor of equipment or the purchaser or owner of equipment and (iii) taxes and other liabilities incurred in the ordinary course in order to maintain its existence) or to engage in any business or activities other than the owning of equipment and the leasing thereof, as lessor, to the Borrower or another Restricted Subsidiary.


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or L/C Disbursement or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower) or 5.11 or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) any Loan Party shall fail to make any payment (whether of principal or interest or otherwise and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not covered by insurance) shall be rendered against the Borrower, any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement or the Administrative Agent's failure to file necessary continuation financing statements or make required filings with the Patent and Trademark Office of the United States of America after delivery to the Administrative Agent by the Borrower of executed copies of such financing statements and filings or
     (iii) to the extent such loss is covered by a title insurance policy in favor of the Administrative Agent in which the relevant insurer has not denied liability thereunder;

          (n) any of the Security Documents shall cease to be or shall be asserted by any Loan Party not to be in full force and effect;

          (o) the Guarantee Agreement shall cease to be or shall be asserted by any Loan Party not to be in full force and effect;

          (p) a Change in Control shall occur;

          (q) the failure of the Borrower to make any payments required to be made to the FCC or any other Governmental Authority with respect to any License held by the Borrower or any Subsidiary or any Indebtedness or other payment obligations relating thereto as and when due which failure could reasonably be expected to lead to the loss, termination, revocation, non-renewal or material impairment of any License or otherwise result in a Material Adverse Effect;

          (r) any termination (prior to the expiration of its term), revocation or non-renewal by the FCC of one or more Licenses of the Borrower or its Subsidiaries;

          (s) the Borrower's right to use any "AT&T" trademark (other than any trademark which AT&T itself no longer uses) pursuant to the Network License Agreement shall terminate (it being understood that, on or after the date which is five years from the Effective Date, neither the non-renewal of the Network License Agreement by AW nor the termination of the Network License Agreement by AW as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder);

          (t) the loss by any Loan Party of any rights to the benefit of, or the occurrence of any default or the termination of any rights under, any application, marketing or other material agreements, which loss, occurrence or termination could reasonably be expected to have a Material Adverse Effect;

          (u) the failure of any party to the Securities Purchase Agreement or the Stockholders Agreement to comply with any funding or contribution obligation under such Agreement and such failure shall continue unremedied for a period of 30 days;

          (v) the failure by the Borrower to satisfy the FCC's Very Small Business requirements or any Requirements of Law the Borrower is required to comply with in order to hold an F-Block License, including any such failure which leads to the imposition of a penalty, fine or similar enforcement measure by the FCC;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative

Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower (unless an Event of Default has occurred and is continuing), to appoint a successor from among the other Lenders. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 1101 17th Street, N.W., Washington, D.C. 20036, Attention of Thomas Sullivan and Robert Dowski (Telecopy No.
     (202) 833-5036); with a copy to McDermott, Will & Emery, 50 Rockefeller Plaza, New York, NY 10020, Attention of Jeffrey Dunetz (Telecopy No. (212) 547-5444);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Donna Montgomery (Telecopy No. (212) 552-5700), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of William Rottino (Telecopy No. (212) 270-4584); and

          (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by the
                         --------------------
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or in the case of an Expansion Facility Amendment, by the parties required to enter into such amendment by Section 2.18 hereof) or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no
                                                                --------
such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender or increase the aggregate Commitments (other than pursuant to Section 2.18) without the consent of each Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date or amount of any reduction or expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or a substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender (provided, however, that the sale of up to 20% of
                                --------  -------
the equity interests in the general partner of the Equipment Subsidiary shall require the consent only of the Required Lenders), (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.09, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided further that (A) no such agreement shall amend, modify
                 ----------------
or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower
                         -----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank and their Affiliates, including due diligence expenses and the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or the other documentation contemplated hereby or thereby or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with (x) the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or related negotiations in respect of such Loans and Letters of Credit, and (y) any documentary taxes associated with the consummation of the Facilities.

          (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank, and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                           ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom and any Letter of Credit and the use thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided
                                                                    --------
that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by a final judgment (not overturned or vacated on appeal) to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i)
                                                          --------
except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of a Revolving Commitment, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld, it being understood that the Borrower may reasonably withhold consent to any proposed assignment to a Foreign Lender that does not qualify for a complete exemption from withholding taxes), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and, after giving effect to such assignment, the remaining aggregate amount of such assigning Lender's Commitment and Loans shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (provided, however, that no such fee shall be payable in the case of an
        --------  -------
assignment to another Lender or an Affiliate of a Lender;

and provided further that, in the case of contemporaneous assignments by a
    -------- -------
Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single $3,500 such fee shall be payable for all such contemporaneous assignments) and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise
                   ----------------
required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or
                                        --------
instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section provided that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the assigning Lender would have been entitled to receive in respect of the amount of the participation transferred had no such transfer occurred. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it
were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release
--------
a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15, 9.03 and 9.12 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the  Administrative Agent and
                         ----------------
the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate of the Administrative Agent or the Lenders. For the purposes of this Section, "Information" means all information received from or on behalf of the
          -----------
Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   TELECORP PCS, INC.,
                                     by
                                         /s/ Thomas Sullivan
                                         --------------------------------------
                                         Name:   Thomas Sullivan
                                         Title:  President


                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                     by
                                         /s/ Deborah Davey
                                         --------------------------------------
                                         Name:   Deborah Davey
                                         Title:  Vice President


                                   TORONTO DOMINION [TEXAS], INC.,

                                     by
                                         /s/ Debbie A. Greene
                                         --------------------------------------
                                         Name:   Debbie A. Greene
                                         Title:  Vice President


                                   BANKERS TRUST COMPANY, individually and as Documentation Agent,

                                     by
                                         /s/ Gregory P. Ghefrin
                                         --------------------------------------
                                         Name:   Gregory P. Ghefrin
                                         Title:  Vice President


                                   THE BANK OF NEW YORK,

                                     by
                                         /s/ Gerry Granovsky
                                         --------------------------------------
                                         Name:   Gerry Granovsky
                                         Title:  Vice President


                                   CIBC INC.,

                                     by
                                         /s/ Cynthia McCahill
                                         --------------------------------------

                                         Name:   Cynthia McCahill
                                         Title:  Executive Director CIBC
                                                  Oppenheimer Corp., as Agent


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                     by
                                         /s/ R. Blake Witherington
                                         --------------------------------------
                                         Name:   R. Blake Witherington
                                         Title:  Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION,

                                     by
                                         /s/ Molly S. Fergusson
                                         --------------------------------------
                                         Name:   Molly S. Fergusson
                                         Title:  Manager, Operations


                                   LEHMAN COMMERCIAL PAPER INC.,

                                     by
                                         /s/ William J. Gallagher
                                         --------------------------------------
                                         Name:   William J. Gallagher
                                         Title:  Authorized Signatory


                                   BANK OF TOKYO MITSUBISHI TRUST COMPANY,

                                     by
                                         /s/ Michael Deadder
                                         --------------------------------------
                                         Name:   Michael Deadder
                                         Title:  Vice President


                                   BANKBOSTON, N.A.,

                                     by
                                         /s/ Jeffrey A. Wellington
                                         --------------------------------------
                                         Name:   Jeffrey A. Wellington
                                         Title:  Director

                                   FLEET NATIONAL BANK,

                                     by
                                         /s/ William Weiss
                                         --------------------------------------
                                         Name:   William Weiss
                                         Title:  Assistant Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH,

                                     by
                                         /s/ Michael Henderlong
                                         --------------------------------------
                                         Name:   Michael Henderlong
                                         Title:  Vice President


                                   MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                   INC.,

                                     by
                                         /s/ Andrew C. Liggio
                                         --------------------------------------
                                         Name:   Andrew C. Liggio
                                         Title:  Authorized Signatory


                                   SENIOR HIGH INCOME PORTFOLIO, INC.,

                                     by
                                         /s/ Andrew C. Liggio
                                         --------------------------------------
                                         Name:   Andrew C. Liggio
                                         Title:  Authorized Signatory


                                   DEBT STRATEGIES FUND, INC.,

                                     by
                                         /s/ Andrew C. Liggio
                                         --------------------------------------
                                         Name:   Andrew C. Liggio
                                         Title:  Authorized Signatory

                                   FRANKLIN FLOATING RATE TRUST,

                                     by
                                         /s/ Chauncey Lufkin
                                         --------------------------------------
                                         Name:   Chauncey Lufkin
                                         Title:  Vice President

                                                                   SCHEDULE 1.01

                              Equity Participants

Chase Capital
Desai Capital
Hoak Capital
CB Capital Investors, L.P.
Equity-Linked Investors-II
Private Equity Investors III, L.P.
Hoak Communications Partners, L.P.
HCP Capital Fund, L.P.
Whitney Equity Partners, L.P.
J.H. Whitney III, L.P.
Whitney Strategic Partners III, L.P.
Entergy Technology Holding Company
Media/Communications Partners III Limited Partnership
Media/Communications Investors Limited Partnership
One Liberty Fund III, L.P.
Toronto Dominion Investments, Inc.
Northwood Ventures LLC
Northwood Capital Partnerships LLC
Gerald Vento
Thomas Sullivan

                                                                   SCHEDULE 2.01

                                  Commitments

                                         Revolving          Tranche A            Tranche B
                                         ---------          ---------            ---------
      Lenders                           Commitment          Commitment          Commitment
      -------                           ----------          ----------          ----------
The Chase Manhattan Bank                25,000,000          25,000,000          115,000,000

Toronto Dominion (Texas), Inc.          20,000,000          20,0000000                    0

Bankers Trust Company                   25,000,000          25,0000000                    0

The Bank of New York                    12,500,000          12,500,000           10,000,000

CIBC Inc.                               12,500,000          12,500,000           10,000,000

Morgan Guaranty Trust
Company of New York                     12,500,000          12,500,000           10,000,000

General Electric
Capital Corporation                     12,500,000          12,500,000            5,000,000

Lehman Commercial
Paper Inc.                              12,500,000          12,500,000            5,000,000

Bank of Tokyo Mitsubishi
Trust Company                            7,500,000           7,500,000                    0

BankBoston, N.A.                         5,000,000           5,000,000           15,000,000

Fleet National Bank                      5,000,000           5,000,000            5,000,000

Credit Lyonnais New
York Branch                                      0                   0           20,000,000

Merrill Lynch Senior Floating
 Rate Fund, Inc.                                 0                   0           15,000,000

Senior High Income
Portfolio, Inc.                                  0                   0            5,000,000

Debt Strategies Fund, Inc.                       0                   0            5,000,000

Franklin Floating Rate Trust                     0                   0            5,000,000
                                       -----------         -----------          -----------

Total                                  150,000,000         150,000,000          225,000,000

                                                                   SCHEDULE 3.05

                         Real Property Owned or Leased


Owned:  None.

Leased:  See attached pages.

-----------------------------------------------------------------------------------------------------
Landlord                   Execution Date        Monthly Base Rent           Assignment
-----------------------------------------------------------------------------------------------------
Paula A. Dolan,        May 29, 1998             $7,461.80 (1-5 yrs.)         Permitted to
 Trustee of                                     Lease Status:  Fully          Affiliates
100 Tech Realty                                       Executed
 Trust, under
 Declaration of
 Trust dated April
 4, 1998
13 Wheeling Avenue
Woburn, MA 01801
-----------------------------------------------------------------------------------------------------
Facility: Switch
Facility Address:
155 Northboro Road
Southborough, MA
-----------------------------------------------------------------------------------------------------
FIVE N ASSOCIATES      October 17, 1997         $9,250.00                    Permitted to
40 Temple Street       First Supplement: May    Lease Status: Fully          Affiliates
Nashua, NH 03060       29, 1998                 Executed
-----------------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
20 Industrial Park Drive
Nashua, NH
-----------------------------------------------------------------------------------------------------
Charles E. Smith       June 5, 1998             $9,528.75                    No assignment
Commercial Realty                               Lease Status: Fully          provision is
1666 K Street, NW                               Executed                     contained within the
Suite 1200                                                                   agreement
Washington, DC 20006
-----------------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
1101 17th Street,
 N.W.
Suite 411
Washington, DC
-----------------------------------------------------------------------------------------------------
Continental Poydras    October 22, 1997         April 1- April 30:           Prior written consent
 Corporation           Amended: March 30,       $10,236.25                   from the lessor is
1340 Poydras Street    1998                                                  required.  60 day
Suite 1430                                      May 1, 1998- July 31,        notice to be provided
New Orleans, LA 70112                           1998: $10,986.25             including financial
                                                                             information for the
                                                Lease Status: Fully          assignee
                                                Executed
-----------------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
1340 Poydras Street
Suite 550
New Orleans, LA
-----------------------------------------------------------------------------------------------------
Three Financial        October 23, 1997         $17,174.84                   Need copy of Lease
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Centre Joint Venture
900 So. Shackleford
 Road
Suite 210
Little Rock, AR 72211
-----------------------------------------------------------------------------------------------------
Facility:
Facility Address:
-----------------------------------------------------------------------------------------------------
M. Arthur Gensler,     March, 1998             $33,500.00              Prior consent from
 Jr. & Associates,                             Lease Status: Fully     the sublessor is
 Inc.                                          executed copy is        required.  Permitted
600 California                                 required                to affiliates
San Francisco, CA
 94108
Attn: Ben Fisher
-----------------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
1101 17th Street,
 N.W.
Suite 900
Washington, D.C.
-----------------------------------------------------------------------------------------------------
Richard Orgel          November 1, 1997        $1,850.00               Permitted to
4091 Viscount Avenue                           Lease Status: Fully     affiliates
Memphis, TN 38118                              executed
-----------------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
4357 Getwell Road
Memphis, TN
-----------------------------------------------------------------------------------------------------
State of CA Public     March 3, 1998            March 1, 1998- May     Permitted to an
 Employees'                                     31, 2003: $10,306.88   affiliate.  Thirty
 Retirement System                                                     day prior notice to
C/o LaSalle Advisors                            May 1, 2003-May 31,    Lessor.
 Limited                                          2008: $11,612.41
5910 North Central
 Expressway, Suite                              Lease Status: Fully
 1130                                                 executed
Dallas, TX 75206
-----------------------------------------------------------------------------------------------------
Facility: Switch
Facility Address:
Building "A"
Mendenhall Business
 Center
4400 Mendenhall
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Road
Suites 7 and 8
Memphis, TN
---------------------------------------------------------------------------------------------
Entergy Enterprises,   September 1, 1997       $17,174.84              Permitted to an
 Inc.                                                                  affiliate
900 South Shackleford                          Status: Fully executed
Suite 210
Little Rock, AR 72211
---------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
Three Financial
 Center
900 South
 Shackleford Road
Sixth Floor
Little Rock, AR
---------------------------------------------------------------------------------------------
General Motors         February 25, 1998       $18,015.00              Permitted to an
 Corporation                                                           affiliate
3044 West Grand Blvd.                          Status: Fully Executed
Detroit, MI 48202
---------------------------------------------------------------------------------------------
Facility:  Office
Facility Address:
866 Ridgeway Loop
Suite 100
Memphis, TN
---------------------------------------------------------------------------------------------
First Industrial,      February 27, 1998       $8,480.74               Permitted to an
 L.P.                                          Status: Require fully   affiliate.  Prior
311 So. Wacker Drive                           executed copy.          notice is required.
Suite 4000
Chicago, IL 60606
Attn: Michael W.
 Brennan
---------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
James Park
160 James Drive East
St. Rose, LA
---------------------------------------------------------------------------------------------
485 Properties,        June 12, 1998           $70,257.83              Permitted to an
 L.L.C.                                                                affiliate.  Thirty
c/o LaSalle Partners                           Status: Fully executed  day prior notice to
Management                                                             lessor required
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Limited
1010 North Glebe Road
Arlington, VA 22201
---------------------------------------------------------------------------------------------
Facility: Office
Facility Address:
One Ballston Plaza
 1010 North Glebe
 Road
Arlington, VA
---------------------------------------------------------------------------------------------

Executed Lease Report

Little Rock
Site ID   Landlord Name                                Site Address
LTR001    Dale Wilcox and Gail Wilcox                  800 Gaines Street        Little Rock         Arkansas
LTR002    Inntowne Partners, Ltd.                      600 Interstate 30        Little Rock         Arkansas
LTR003    Mercantile Bank of Arkansas,
          N.A., formerly                               One Riverfront Place     North Little Rock   Arkansas
          known as The Twin City Bank
LTR006    John Mosley and Barry Mosley                 10021 Highway 70         North Little Rock   Arkansas
LTR007    William T. McCauley and Sonja G. McCauley    2700 Booker Street       Little Rock         Arkansas
LTR008    The Crestwood Company, an Arkansas           4801 North Hills
          Partnership                                  Boulevard                North Little Rock   Arkansas
LTR010    Rivercliff Company, Inc.                     2000 Magnolia Avenue     Little Rock         Arkansas
LTR011    Centre Place Property Owners Association     212 Center Street        Little Rock         Arkansas
LTR015    Rosedale Optimist Club                       8616 Asher Avenue        Little Rock         Arkansas
LTR018    Newman E. McGee, Jr. and Bonnie Sue McGee    901 Towne Oaks Drive     Little Rock         Arkansas
LTR024    Clarence Bryels                              8510 Colonel Miller Road Little Rock         Arkansas
LTR024    Daniel Lloyd Nunley                          #6 Hethwood              Little Rock         Arkansas
LTR024    Oak Park Baptist Church                      8200 Flint Ridge Road    Little Rock         Arkansas
LTR025    Edward Culin and Emma Lou Culin              11209 Interstate 30      Little Rock         Arkansas
LTR026    Doug Reynolds Suzuki of Little Rock, Inc.    9800 Highway I-30        Little Rock         Arkansas
LTR027    Mid-South Appliance Store                    7501 Enmar Drive         Little Rock         Arkansas
LTR028    Arkco, Inc.                                  3001 West 60th Street    Little Rock         Arkansas

LTR031    Maumelle Suburban Improvement District No.   Off Milwood Circle       Maumelle            Arkansas
          500
LTR032    Kay Bush                                     10306 Dairy Lane         North Little Rock   Arkansas
LTR03     Maumelle Suburban Improvement District No.   #99 Club Manor           Maumelle            Arkansas
          500
LTR034    John Kierre, Jr. and Jeannie Kierre          22A Remount Road         North Little Rock   Arkansas
LTR035    Maurice Johnson and Ruthie Johnson           603 Cotton Street        North Little Rock   Arkansas
LTR036    Koppers Industries, Inc.                     End of Ira Street        North Little Rock   Arkansas
LTR038    Harvey Watson and Donna Watson               9202 Highway 165         North Little Rock   Arkansas
LTR039    James Tice and Margurette Tice               5900 Wadley Road         Pulaski County      Arkansas
LTR042    Summitt House Apartments Limited Partnership 400 N. University        Little Rock         Arkansas
LTR043    Steven D. Brant and Ramona C. Brant          14717 Highway 107        Jacksonville        Arkansas
LTR045    Jacksonville Water Commission                Paradise Park            Jacksonville        Arkansas
LTR047    Joseph David Harris and Faye B. Harris       4411 John Hardin Drive   Jacksonville        Arkansas
LTR050    Jacksonville Water Commission                Ray Road                 Jacksonville        Arkansas
LTR052    Oak Hill Manor, LLC                          8700 Riley Road          Little Rock         Arkansas
LTR053    Dr. Charles Logan                            708 Kirk Road            Little Rock         Arkansas
LTR055    Linda M. Patterson, Lana K. Patterson, Lisa  701 Nix Road             Little Rock         Arkansas
          P. Strom, and Dennis Strom

TR056     Ernest Melvin White, Theil Eugene White,     10500 Chicot Road                  Little Rock         Arkansas
          Estelle White, Virginia Lee Grable, Harold
          Lynn White and Joann White
LTR057    Paul Dixon, Jr. and Mildred Alice Dixon      31 Shamburger Lane                 Sweet Home          Arkansas
          Staggs
LTR070    Conway Corporation                           480 Amity Road                     Conway              Arkansas
LTR071    Winton Mattison and Dorothy Mattison         3491 Highway 286W                  Conway              Arkansas
LTR072    Conway Corporation                           Robins Street                      Conway              Arkansas
LTR073    Conway Corporation                           #1 Hickory Hills Road              Conway              Arkansas
LTR075    Mickey Johnston and Shelley Johnston         10 East Cadron Ridge Road          Greenbriar          Arkansas
LTR076    Bonnie Steenis                               13 Thorn Cemetery Road             Greenbriar          Arkansas
LTR077    Conway Corporation                           Veteran Drive                      Conway              Arkansas
LTR090    Donald L. Utley and Jane A. Utley            1225 Old Hot Springs Highway       Benton              Arkansas
LTR091    Clifton D. Bailey and Pauline T. Bailey      3300 Derby Road                    Benton              Arkansas
LTR092    Lynch's Stor-N-Lock, LLC                     1510 Gray Street                   Benton              Arkansas
LTR103    SunBay Beach Club Council of Co-Owners, Inc. 4810 Central Avenue                Hot Springs         Arkansas
LTR105    First Church of the Nazarene, Inc.           3804 Central Avenue                Hot Springs         Arkansas
LTR109    James Murrell Sheets, Jeffrey Murrell        1802 Airport Road                  Hot Springs         Arkansas
          Sheets, Beverly Sheets, and Elizabeth A.
          Sheets
LTR140    E.J. Ball Plaza, Inc.                        112 W. Center                      Fayetteville        Arkansas
LTR148    Pleasant Grove Baptist Church                517 Pleasant Grove Road            Lowell              Arkansas

LTR150    Benton County Two-Way Radio, Inc.            840 S. 45th Street       Rogers              Arkansas
LTR153    Mary Louetta Clark, Jerry C. Clark, Becky M. 11682 Rice Lane          Bentonville         Arkansas
          Clark, Coy A. Clark, Tabitha Clark, Thomas
          P. Clark, Dorothy Clark, Virginia Louise
          Kildow, Robert Kildow, and Robert E. Clark
LTR200    Rudy Toepke                                  4900 South Kerr Road     Scott               Arkansas
LTR215    South Central District of the Pentecostal    7226 Wheat Road          North Little Rock   Arkansas
          Church of God
LTR216    Geneva Bevans                                14421-C Frontier Drive   North Little Rock   Arkansas
LTR219    Dallas Provin and Patricia Provin            16 Moore Lane            Conway              Arkansas
LTR252    Lonnie R. Watkins and Patricia L. Watkins    565 Napier               Greenland           Arkansas
LTR270    Edward Culin and Emma Lou Culin              25550 I-30               Alexander           Arkansas
LTR271    Roy E. Bishop                                208 Roya Lane            Bryant              Arkansas
LTR272    Betty Styles and Leamon H. Styles            19522 Interstate 30      Benton              Arkansas
LTR280    Cecil Pruett                                 End of Grayhawk Circle   Cabot               Arkansas
LTR286    Alf D. Price and Betty Price                 61 Smith Road            Cabot               Arkansas

Memphis
Site ID   Landlord Name                                Site Address
MEM001    Jefferson Plaza Associates                   147 Jefferson            Memphis             Tennessee
MEM002    Memphis Light, Gas and Water                                          Shelby County       Tennessee

MEM003    Memphis Apartment Partners, L.P.             141 Manassas                       Memphis             Tennessee
MEM004    Seventeen Fifty Madison Avenue Partnership   1750 Madison Avenue                Memphis             Tennessee
MEM005    Carnevale, Inc.                              900 Pennsylvania                   Memphis             Tennessee
MEM006    Waterford Plaza Owners' Association, Inc.    200 Wagner Place                   Memphis             Tennessee
MEM009    Memphis Light, Gas and Water                 Illinois Central                   Shelby              Tennessee
                                                       Railroad and Hernando Road         County
MEM011    Tower Ventures I, LLC                        2246 Deadrick Avenue               Memphis             Tennessee
MEM013    Richard Pearce                               5056 Pleasant View                 Memphis             Tennessee
MEM014    Tower Ventures I, LLC                        3420 Chealsea Avenue               Memphis             Tennessee
MEM015    Memphis Light, Gas and Water                 2541 Frisco  Memphis               Tennessee
MEM017    New Wesley Highland Towers Associates        400 South Highland Street          Memphis             Tennessee
MEM018    BMT, LLC                                     181 West Bodley                    Memphis             Tennessee
MEM020    Memphis Light, Gas and Water                                                    Shelby County       Tennessee
MEM022    Color Craft Incorporated                     2727 Faxon Street                  Memphis             Tennessee
MEM025    Memphis Light, Gas and Water                 Getwell Street and Mallory Avenue  Shelby County       Tennessee
MEM027    Tower Ventures I, LLC                        1888 E. Raines Road                Memphis             Tennessee
MEM028    BellSouth Cellular Corp.                     2875 Starling Place                Memphis             Tennessee
MEM029    TPT, LLC                                     2585 McLean Boulevard              Memphis             Tennessee
MEM030    Memphis Light, Gas and Water                 Raleigh Bartlett Road and          Shelby County       Tennessee
                                                       Covington Pike
MEM032    Memphis Light, Gas and Water                 Whitney and Stage Avenues          Memphis             Tennessee
MEM033    Memphis Light, Gas and Water                 Poplar Pike at Memorial Park       Shelby County       Tennessee
                                                       Cemetery
MEM034    Memphis Light, Gas and Water                 Poplar Pike and Kirby Road         Shelby County       Tennessee

MEM035    WEO Tower, Inc.                              7120 Malton Drive                  Memphis             Tennessee
MEM036    Tower Ventures II, LLC                       3785 Edison                        Memphis             Tennessee
MEM037    Lakeview Tower, LLC                          3928 Lakeview Road                 Memphis             Tennessee
MEM042    Memphis Light, Gas and Water                 Airways and Holmes Road            Shelby County       Tennessee
MEM043    Clyde Olin Bynum                             6841 Center Street West            Horn Lake           Mississippi
MEM045    Charles Faulkner                             7283 Horn Lake Road                Walls               Mississippi
MEM049    Memphis Light, Gas and Water                 6204 Mt. Moriah Road               Memphis             Tennessee
MEM050    Underwood United Methodist Church, Inc.      1501 Mt. Moriah                    Memphis             Tennessee
MEM052    Memphis Light, Gas and Water                 Holmes and Tchulahoma Roads        Shelby County       Tennessee
MEM053    Memphis Light, Gas and Water                 Holmes                             Shelby County       Tennessee
MEM054    Pleasant Hill Water Association, Inc.        7600 Pleasant Hill Road            Olive Branch        Mississippi
MEM055    Ronnie D. Hopkins                            7380 Craft-Goodman Highway         Olive Branch        Mississippi
MEM056    Pinnacle Towers, Inc.                        4357 Get Well Road                 Memphis             Tennessee
MEM057    Yates Hopper Partnership                     10290 Old Highway 78               Olive Branch        Mississippi
MEM058    HHG Partnership                              6195 Shelby Drive                  Memphis             Tennessee
MEM059    Memphis Light, Gas and Water                 Holmes Road                        Shelby County       Tennessee
MEM060    Tower Ventures II, LLC                       699 Herbert Road                   Memphis             Tennessee
MEM066    Memphis Light, Gas and Water                 German Parkway                     Shelby County       Tennessee
MEM067    Pinnacle Towers, Inc.                        9351 Macon Road                    Memphis             Tennessee
MEM068    Tower Ventures I, LLC                        2301 Pate Road                     Memphis             Tennessee
MEM070    Memphis Light, Gas and Water                 US Highway 64 and Cobb Road        Shelby County       Tennessee
MEM071    Memphis Light, Gas and Water                 I-40 and Chambers Chapel Road      Shelby County       Tennessee

MEM072    Memphis Light, Gas and Water                 Raleigh-LaGrange Road              Shelby County       Tennessee
MEM074    Tim Fortner and Debbie Fortner               7258 Memphis-Arlington Road        Bartlett            Tennessee
MEM075    Bartlett Gutter Company, Inc.                10410 Highway 70                   Arlington           Tennessee
MEM076    City of Bartlett                             4055 Altruria                      Bartlett            Tennessee
MEM077    City of Bartlett                             6220 Guffin Road                   Bartlett            Tennessee
MEM078    BellSouth Cellular Corp.                     5445 Bolen Huse Road               Memphis             Tennessee
MEM079    Memphis Light, Gas and Water                 St. Elmo and Raleigh Millington    Shelby County       Tennessee
MEM080    Tower Ventures I, LLC                        2950 Frayser Boulevard             Memphis             Tennessee
MEM081    Schoolfield United Methodist Church          1621 Dellwood Avenue               Memphis             Tennessee
MEM083    Tower Ventures I, LLC                        3968 North Watkins                 Memphis             Tennessee
MEM084    Tower Ventures I, LLC                        2670 Fite Road                     Memphis             Tennessee
MEM085    Memphis Light, Gas and Water                 Highway 51 north of Big Creek      Memphis             Tennessee
                                                       Church
MEM086    Lee W. Jones and Juanita E. Jones            5762 Pleasant Ridge Road           Millington          Tennessee
MEM089    Memphis Light, Gas and Water                 12010 Brockwell Road               Arlington           Tennessee
MEM091    BellSouth Cellular Corp.                     2000 Centrepoint Drive             Braden              Tennessee
MEM093    WEO Tower, Inc.                              Albright and Campground Roads      Stanton             Tennessee
MEM094    James L. Willis and Mary A. Willis           Map 122, Parcel 32, Haywood County Stanton             Tennessee
MEM096    Bridgewater Lumber Company                   136 South Washington Street        Brownsville         Tennessee
MEM097    Virginia Tritt, Wayne Tritt and Patsy Tritt  Bratt Thomas Road, Lot 9           Brownsville         Tennessee
MEM098    WEO Tower, Inc.                              Brownsville and Denmark Roads      Brownsville         Tennessee
MEM105    Bernard W. Cogbill                           8843 Highway 70                    Memphis             Tennessee
MEM107    Charles Markham                              78 Fairway Boulevard               Jackson             Tennessee

MEM108    Otto Bailey, Sr. and Lila Bailey             4201 Petro Road  West              Memphis             Arkansas
MEM110    Heartland Equipment, Inc.                    8341 Highway 70  West              Memphis             Arkansas
MEM112    Memphis Light, Gas and Water                 1664 Channel                       Memphis             Tennessee
MEM113    Northwest Arkansas 900, L.L.C.               North of Casino Center Drive       Tunica County       Mississippi
MEM114    Alpha One Leasing, Inc.                      2228 Fitzgeralds Boulevard         Robinsonville       Mississippi
MEM117    Pinnacle Towers, Inc.                        Morrow Crest Drive                 DeSoto County       Tennessee
MEM119    All States Farm Equipment, Inc.              4441 I-55                          Marion              Arkansas
MEM122    James R. Moore and Nancy M. Moore            1478 Front Street                  Gilmore             Arkansas
MEM123    Norcross Farms, LLC                          Section 27, Township 10N, Range 7E Tyronza             Arkansas
MEM124    Jeram, Inc.                                  515 Highway 63 West                Marked Tree         Arkansas
MEM126    Calvary Baptist Church                       305 Bell Street                    Trumann             Arkansas
MEM127    Aubrey VanWinkle and Ora Mae VanWinkle       341 CR 639                         Bay                 Arkansas
MEM129    Andrew A. Gray, DDS                          2206 Fowler Street                 Jonesboro           Arkansas
MEM130    Robert J. Sartin and L. Rachel Sartin        3703 Culberhouse Road              Jonesboro           Arkansas
MEM131    Robert J. Sartin and L. Rachel Sartin        2916 Casey Springs Road            Jonesboro           Arkansas
MEM135    Memphis Light, Gas and Water                 I-240 and Shelbt Street            Shelby County       Tennessee
MEM137    Sukabhai Patel and Gangaben Patel            3645 Canada Road                   Lakeland            Tennessee
MEM139    Ronald Bruce Anglin                          2811 Sanderwood Avenue             Memphis             Tennessee
MEM141    Tower Ventures I, LLC                        1566 Havana Street                 Memphis             Tennessee
MEM142    Memphis Light, Gas and Water                 Mitchell Avenue                    Shelby County       Tennessee

MEM144    Dattel Family Limited Partnership            75 Perkins Road                    Memphis             Tennessee
MEM148    City of Bartlett                             5727 Woodlawn South                Bartlett            Tennessee
MEM149    Memphis Light, Gas and Water                 Mendenhall and Mt. Moriah Roads    Shelby County       Tennessee
MEM152    Helen K. Blackwell and David A. Blackwell    87 Newt Blackwell Road             Humboldt            Tennessee
MEM153    Harold D. Nowell and Stephen Johnson Nowell  2027 Bypass South                  Trenton             Tennessee
MEM154    City of Gibson                               Estes Street                       Gibson              Tennessee
MEM155    17 House, LLC                                1005 North Baird                   Milan               Tennessee
MEM158    Tan-Houston Levee, LLC                       South of Lenow & Morning Sun Roads Cordova             Tennessee
MEM160    Memphis Brakes Service Inc.                  753 Airways Boulevard              Jackson             Tennessee

New England
Site ID   Landlord Name                                Site Address
HYN004    Seacoast Limited Partnership                 Southern Eagle Cartway             Brewster            Massachusetts
HYN008    Boch Broadcasting, LP                        27 Commodity Road                  Dennis              Massachusetts
HYN009    Dennis Water District                        875 Route 28                       West Dennis         Massachusetts
HYN016    Mashpee Industrial Park Trust                154 Industrial Drive               Mashpee             Massachusetts
HYN019    Radio Falmouth, Inc.                         Spring Bars Road                   Falmouth            Massachusetts
HYN021    American Tower Systems, L.P.                 Scraggy Neck Road                  Cotaumet            Massachusetts
HYN022    Paul J. Medeiros                             50 Portside Drive                  Bourne              Massachusetts

HYN031    Marine Biological Laboratory                 18 MBL Street                      Wood Hole           Massachusetts
HYN107    B&F Realty Trust                             256 White's Path                   South Yarmouth      Massachusetts
HYN109    AIRCOMM, LLC                                 765 Oak Street                     West Barnstable     Massachusetts
HYN111    Ronald Leonard and Karen Leonard             669 Route 6A                       Sandwich            Massachusetts
HYN112    Seacoast Limited Partnership                 Chase Road and Bay View            Sandwich            Massachusetts
HYN116    Highview Condominium Association             End of Highway Drive, Building One Sandwich            Massachusetts
NAS001    Costco Wholesale Corporation                 311 Daniel Webster Highway         Nashua              New Hampshire
NAS013    Francis H. Bettencourt                       Chestnut Drive                     Bedford             New Hampshire
NAS021    Verres Financial Corporation                 800 Harvey Road                    Manchester          New Hampshire
NAS024    Talarico Pontiac-Cadillac, Inc.              1050 Gold Street                   Manchester          New Hampshire
NAS025    Normand Campeau                              East Industrial Drive              Manchester          New Hampshire
NAS026    Brawest Cypress, LLC                         335 Cypress Street                 Manchester          New Hampshire
NAS027    IPC Office Properties, LLC                   900 Elm Street                     Manchester          New Hampshire
NAS028    Order of St. Benedict of New Hampshire       100 St. Anslem Drive               Goffstown           New Hampshire
NAS029    Department of Veterans Affairs               718 Smyth Road                     Manchester          New Hampshire
NAS030    University of New Hampshire of the           Rear Hackett Hill Road             Manchester          New Hampshire
          University System of New Hampshire

NAS031    15 West Alice Realty, LLC                    15 West Alice Avenue               Hooksett            New Hampshire
NAS042    PFP Associates LP                            22 Bridge Street                   Concord             New Hampshire
NAS052    Reed P. Clark                                94 Stonehenge Road                 Londonderry         New Hampshire
NAS057    Town of Salem                                20-26 Howard Street                Salem               New Hampshire
NAS058    Shoreline Realty Corporation                 85 Range Road                      Windham             New Hampshire
NAS062    55 Congress Street Condominium Association   55 Congress Street                 Portsmouth          New Hampshire
NAS064    Sprague Energy Corp. and Coastal Cement      127 River Road                     Newington           New Hampshire
          Corporation
NAS073    George M. Kelly                              10 North Main Street               Rochester           New Hampshire
NAS076    James Andres, d/b/a Vertical Realty          Abby Sawyer Memorial Highway       Dover               New Hampshire
          Properties Company
NAS084    Michael J. McFadden, an individual doing     333 Borthwick Avenue               Portsmouth          New Hampshire
          business as MCF Communications
NAS101    S.O.N. Properties                            71 Sinclair Avenue                 Manchester          New Hampshire
NAS103    Richard Gilbert and Roberta Gilbert          26 Old Manchester Road             Candia              New Hampshire
NAS105    Michael J. O'Donnell and Elizabeth M.        39 Lane Road                       Raymond             New Hampshire
          O'Donnell
NAS107    Edward Moulton                               108 Main Street                    Raymond             New Hampshire
NAS109    M.S.E.A. Realty                              453-465 Route 125                  Brentwood           New Hampshire
NAS111    Seacoast Mills, Inc.                         136 Pine Street                    Brentwood           New Hampshire

NAS113    Berkshire Life Insurance Company             10 Chestnut Street                 Exeter              New Hampshire
NAS115    Hampton Falls Properties, Ltd.               Intersection of Route 88           Hampton Falls       New Hampshire
                                                       and I-95
NAS122    Freedom Park Associates                      10 Beacon Hill Road                Derry               New Hampshire
NAS124    Freedom Park Associates                      Jacks Bridge Road                  Londonderry         New Hampshire
NAS143    Pennichuck Water Works, Inc.                 Al Paul Lane                       Merrimack           New Hampshire
NAS144    Surfsong Properties, Inc.                    160 Industrial Drive               Merrimack           New Hampshire
NAS146    Columbia Realty, LLC                         14 Columbia Circle                 Merrimack           New Hampshire
NAS148    S&T Realty, LLC                              33 Elm Street                      Merrimack           New Hampshire
NAS149    One Line Realty Development, LLC             768 Daniel Webster Highway         Merrimack           New Hampshire
NAS153    Hans D. Sassenberg and Christine Sassenberg  13 Dow Road                        Bow                 New Hampshire
NAS154    Marcia Gintzler                              4 Northeast Ave.                   Bow                 New Hampshire
NAS171    Airspace Corporation
NAS172    Sagamore Hampton Golf Club                   101 North Road                     North Hampton       New Hampshire
NAS182    Greek Orthodox Church of the Annunciation    Dover                              Strafford County    New Hampshire
NAS199    Tamkor Realty Trust                          15 Constitution Drive              Bedford             New Hampshire
WOR007    Edwidge Development Trust                    44 Byron Street                    Worcester           Massachusetts
WOR009    Stratton Hill Park Associates                161 Mountain Street West           Worcester           Massachusetts

WOR010    Town of Holden                               Avery Heights Drive                Holden              Massachusetts
WOR011    Lincoln Street Realty Company                52 Pleasant Valley Drive           Worcester           Massachusetts
WOR012    Kingdom Communications, LLC                  597 Southbridge Street             Auburn              Massachusetts
WOR013    Ladner Bruso, Inc.                           1017 Southbridge Street            Worcester           Massachusetts
WOR014    Kingdom Communications, LLC                  194 Granite Street Rear            Worcester           Massachusetts
WOR016    Osgood Bradley Building Corporation          18 Grafton Street                  Worcester           Massachusetts
WOR017    Worcester Housing Authority                  425 Pleasant Street                Worcester           Massachusetts
WOR018    AAT Communications Corporation               39 First Street                    Worcester           Massachusetts
WOR019    Worcester Housing Authority                  11 Lake Avenue                     Worcester           Massachusetts
WOR030    Milford Water Company                        rear Central Street off Frank      Milford             Massachusetts
                                                       Street
WOR032    R&D Realty Trust, LLP                        25 Brigham Street                  Westborough         Massachusetts
WOR081    American Tower Systems, L.P.(2)              100 Highland Street                Milford             Massachusetts
WOR118    Omnipoint Communications MB Operations, LLC  800 Boston Turnpike                Shrewsbury          Massachusetts
WOR119    K&D Trust                                    360 Southwest Cutoff               Northborough        Massachusetts
WOR120    Joycor, Inc.                                 91 Turnpike Road                   Westborough         Massachusetts
WOR145    Mekontrol, Inc.                              63 Hudson Street                   Northborough        Massachusetts

WOR152    John Christian Kristoff                      Greenland Road                     Sterling            Massachusetts
WOR187    Fox Bus Lines, Inc.                          3 Silver Fox Road                  Millbury            Massachusetts
WOR191    Zane H. Arnold and E. Evelyn Arnold          15 Spring Road                     Westborough         Massachusetts
WOR196    Central New England Sports Center, Inc.      119 Colburn Street                 Northborough        Massachusetts

New Orleans
Site ID   Landlord Name                                Site Address
BRG061    Pinnacle Towers, Inc.                        5550 Mancusco Lane                 East Baton Rouge    Louisiana
BRG067    The Baton Rouge Water Company                5424 Highland                      Baton Rouge         Louisiana
BRG070    Woman's Hospital Foundation                  9000 Airline Highway               Baton Rouge         Louisiana
BRG073    The Baton Rouge Water Company                7912 Bluebonnet                    Baton Rouge         Louisiana
BRG078    Greater Baton Rouge Port Commission          Tower Road                         Baton Rouge         Louisiana
BRG079    Pinnacle Towers, Inc.                        3116 College Avenue                Baton Rouge         Louisiana
BRG117    BellSouth Telecommunications, Inc.           566 Lobdell Avenue                 Baton Rouge         Louisiana
BRG136    Pinnacle Towers, Inc.                        I-10 and Highway 74                Ascension Parish    Louisiana
BRG138    Pinnacle Towers, Inc.                        103 Dort Street                    East Baton Rouge    Louisiana
BRG139    The Baton Rouge Water Company                11755 Cloverland                   Baton Rouge         Louisiana
BRG141    Joseph M. Stablier and Dorothy Miller        14407 Highway 44                   Ascension           Louisiana
          Stablier
BRG141    Starmount Towers, LLC                        North Bryan at Airline             Gonzales            Louisiana

BRG142    W. Benjamin Valentine, Jody Myers Valentine,      East Side of Highway 61, .04 mi    Ascension Parish    Louisiana
          W.J. Cointmat, Ruby Carlile Cointmat, Wayne       south of State Road
          Louis Alexander and Evelyn Buynum Alexander
BRG143    PrimeCo Personal Communications, L.P.             11752 Highland Road                Baton Rouge         Louisiana
BRG151    Pinnacle Towers, Inc.                             Highway 22 and I-10                Ascension           Louisiana
BRG154    Pinnacle Towers, Inc.                             3920 LA 1-North West               West Baton Rouge    Louisiana
BRG158    Diversified Real Estate Inc.                      2355 Tecumseh Street               Baton Rouge         Louisiana
LAF172    Harold Lee Landry and Thelma Judice Landry        2600 West Willow Street            Scott               Louisiana
LAF173    Michael Ray Roberts and Vanessa Ann Jones         1708 North University Avenue       Lafayette           Louisiana
NOR004    Lifemark Hospitals of Louisiana, Inc. d/b/a       180 West Esplanade Avenue          Kenner              Louisiana
          Kenner Regional Medical Center
NOR007    The 2633 Napoleon Venture                         2633 Napoleon Avenue               New Orleans         Louisiana
NOR009    Fountainbleau Storage Associates                  4040 Tulane Avenue                 New Orleans         Louisiana
NOR013    Executive Plaza, Inc.                             10001 Lake Forest Boulevard        New Orleans         Louisiana
NOR015    Pinnacle Towers, Inc.                             1112 Ridgewood Drive               Metarie             Louisiana
NOR018    Pinnacle Towers, Inc.                             2725 Arts Street                   New Orleans         Louisiana
NOR020    Pinnacle Towers, Inc.                             1030 Distributors Row              Jefferson           Louisiana
NOR026    Christopher Homes d/b/a Christopher Inn           2110 Royal Street                  New Orleans         Louisiana
          Apartments
NOR027    Roman Catholic Church of Archdiocese of New       1000 Howard Avenue                 New Orleans         Louisiana
          Orleans

NOR028    Mid City Electric Company, Inc. d/b/a M.C.        2609 Canal Street                  New Orleans         Louisiana
          Realty Companies
NOR030    Alice Schouest and Arthur J. Hebert and           718 Bataraia Boulevard             Marrero             Louisiana
          Thelma Doiron and Sherman Hebert
NOR030    Wynhoven Apartments                               4606 10th Street                   Marrero             Louisiana
NOR033    City of Gretna                                    2525 Belle Chasse Highway          Gretna              Louisiana
NOR034    Alli Investments, LLC                             5148 Taravelle Road                Marrero             Louisiana
NOR036    Lake Marina Tower Condominium Association,        300 Lake Marina Avenue             New Orleans         Louisiana
          Inc.
NOR040    Sixty-Three Twenty-Four Chef Menteur              6324 Chef Menteur Highway          New Orleans         Louisiana
          Highway, LLC d/b/a Ramada Inn Highrise
NOR041    Canal 66 Partnership d/b/a Doubletree Hotel       300 Canal Street                   New Orleans         Louisiana
NOR042    Regions Bank                                      2026 St. Charles Avenue            New Orleans         Louisiana
NOR043    Doctors Hospital of Jefferson                     4320 Houma Boulevard               Metairie            Louisiana
NOR045    Tupelo Street Ventures, Inc.                      3228 Patterson Street              New Orleans         Louisiana
NOR047    123 Walnut Condominium Association, Inc.          123 Walnut Street                  New Orleans         Louisiana
NOR048    Radio Towers Rental, Inc.                         5284 West Airline Highway          Garyville           Louisiana
NOR095    Tenet HealthSystem Hospitals, Inc., d/b/a         3700 St. Charles Avenue            New Orleans         Louisiana
          St. Charles General Hospital
NOR102    Pinnacle Towers, Inc.                             Gramercy I-10 and LA Highway 641   Gramercy            Louisiana
NOR103    Greater New Orleans Expressway Commission         Causeway Bridge, Milemark 9, Lake  Metairie            Louisiana
                                                            Pontchartrain

SCHEDULE 3.06

                      Litigation and Environmental Matters


1. Gerald T. Vento, in his capacity as Chief Executive Officer of TeleCorp Holding Corp., Inc., received a letter from Mark A. Pelson, dated February 26, 1998, asserting an equity interest in TeleCorp Holding Corp., Inc. and its affiliates. TeleCorp Holding Corp., Inc. responded with a detailed letter sent by its counsel, Steven W. Kasten at McDermott, Will & Emery, denying Mr. Pelson's right to any equity interest in TeleCorp Holding Corp., Inc. or its affiliates. Mr. Pelson's counsel responded to Mr. Kasten's letter and reiterated Mr. Pelson's demand. Mr. Kasten is preparing a further detailed denial. No further action has been taken by either party at this time.

2. The United States Department of Justice issued a Civil Investigative Demand to TeleCorp Holding Corp., Inc. on April 25, 1997 regarding a possible violation of Section 1 of the Sherman Act (15 U.S.C. (S)1). TeleCorp Holding Corp., Inc. produced all materials and answered all interrogatories set forth in the demand on June 26, 1997. No further action has been taken by either party at this time.

                                                                   SCHEDULE 3.12

                   Ownership of Borrower and its Subsidiaries

1.  TeleCorp PCS, Inc. (the "Borrower")'s Subsidiaries

---------------------------------------------------------------------------------------------
                                                  Number of Shares                % of
Name of Subsidiary                              Owned by the Borrower         Capital Stock
---------------------------------------------------------------------------------------------
(a)  TeleCorp Holding Corp, Inc.              One hundred (100) shares                    100%
---------------------------------------------------------------------------------------------
(b)  TeleCorp Communications, Inc.            One hundred (100) shares                    100%
---------------------------------------------------------------------------------------------
(c)  TeleCorp PCS, LLC                        The Borrower is the sole
                                              member of TeleCorp PCS, LLC.
---------------------------------------------------------------------------------------------

2.  TeleCorp Communications, Inc.'s Subsidiaries

---------------------------------------------------------------------------------------------
                                              Number of Shares Owned by           % of
Name of Subsidiary                          TeleCorp Communications, Inc.     Capital Stock
---------------------------------------------------------------------------------------------
(a)  TeleCorp Limited Holdings, Inc.        One hundred (100) shares                    100%
---------------------------------------------------------------------------------------------
(b)  TeleCorp Realty Holdings, Inc.         One hundred (100) shares                    100%
---------------------------------------------------------------------------------------------

3.  Ownership of TeleCorp Equipment Leasing L.P.

---------------------------------------------------------------------------------------------
                                            Number of Shares of TeleCorp          % of
Name of Owner of Its Shares                    Equipment Leasing, L.P.        Capital Stock
---------------------------------------------------------------------------------------------
(a)  TeleCorp Limited Holdings, Inc.           Ninety-nine (99) units                    99%
---------------------------------------------------------------------------------------------
(b)  TeleCorp Communications, Inc.                  One (1) unit                          1%
---------------------------------------------------------------------------------------------

4.  Ownership of TeleCorp Realty, LLC

---------------------------------------------------------------------------------------------
                                            Number of Shares of TeleCorp          % of
Name of Owner of Its Shares                    Equipment Leasing, L.P.         Capital Stock
---------------------------------------------------------------------------------------------
(a)  TeleCorp Communications Inc.              Ninety-nine (99) units                  99%
---------------------------------------------------------------------------------------------
(b)  TeleCorp Realty Holdings, Inc.               One (1) unit                          1%
---------------------------------------------------------------------------------------------

          All of the foregoing entities are Loan Parties.

          The Capital Stock of the Borrower is owned as set forth on the following page.

                                                                   SCHEDULE 3.14

                             Network Area/Licenses

Part A - Licenses contributed by AW pursuant to the Securities Purchase
-----------------------------------------------------------------------
Agreement
---------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
    M008                           A                 Boston-Providence/1/                   1,771,875
                                                                       -
-----------------------------------------------------------------------------------------------------
    M019                           A                      St. Louis/1/                      1,615,987
-----------------------------------------------------------------------------------------------------
    M026                           A              Louisville-Lexington-Evansville/1/          721,941
-----------------------------------------------------------------------------------------------------
    M040                           A                      Little Rock                       2,051,667
-----------------------------------------------------------------------------------------------------
    M028                           B                   Memphis-Jackson/1/                   1,832,770
-----------------------------------------------------------------------------------------------------


Part B - Licenses held by THC
-----------------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
     B034                          F               Beaumont-Port Arthur, TX                   432,129
-----------------------------------------------------------------------------------------------------
     B257                          F                    Little Rock, AR                       852,026
-----------------------------------------------------------------------------------------------------
     B290                          F                      Memphis, TN                       1,396,390
-----------------------------------------------------------------------------------------------------
     B320                          F                    New Orleans, LA                     1,367,169
-----------------------------------------------------------------------------------------------------

     /1/ Contribution includes only a portion of the geographic area in the
      -
referenced market as detailed in Schedule 2.1 to the Securities Purchase Agreement. Pops are based on the portion of the geographic area contributed.

Part C - Licenses purchased from AW pursuant to the License Purchase Agreement
------------------------------------------------------------------------------
dated January 23, 1998
----------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
     B032                          D                    Baton Rouge, LA                       623,657
-----------------------------------------------------------------------------------------------------
     B236                          D                 Lafayette-New Iberia                     496,579
-----------------------------------------------------------------------------------------------------
     B320                          D                    New Orleans, LA                     1,367,169
-----------------------------------------------------------------------------------------------------


Part D - San Juan Acquisition License
-------------------------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
     M025                          A               Puerto Rico - U.S. Virgin                3,623,846
                                                            Islands
-----------------------------------------------------------------------------------------------------


Part E - LMDS Merger Licenses
-----------------------------

-----------------------------------------------------------------------------------------------------
Market Number
                            Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
      BTA032                       B               Baton Rouge, LA                            623,657
-----------------------------------------------------------------------------------------------------
      BTA034                       B               Beaumont-Port Arthur, TX                   432,129
-----------------------------------------------------------------------------------------------------
      BTA257                       A                    Little Rock, AR                       852,026
-----------------------------------------------------------------------------------------------------
      BTA320                       B                    New Orleans, LA                     1,367,169
-----------------------------------------------------------------------------------------------------
      BTA488                       B                     San Juan, PR                       2,170,246
-----------------------------------------------------------------------------------------------------
      BTA489                       B               Mayaguez-Aquadilla-Ponce,                1,351,600
                                                              PR
-----------------------------------------------------------------------------------------------------
      BTA491                       B                  U.S. Virgin Islands                     102,000
-----------------------------------------------------------------------------------------------------


Part F - Mercury Acquisition Licenses
-------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
       B032                        F                    Baton Rouge, LA                       623,657
-----------------------------------------------------------------------------------------------------
       B180                        F                      Hammond, LA                          95,583
-----------------------------------------------------------------------------------------------------
       B195                        F                 Houma-Thibodeaux, LA                     263,681
-----------------------------------------------------------------------------------------------------
       B236                        F               Lafayette-New Iberia, LA                   496,579
-----------------------------------------------------------------------------------------------------


Part G - San Diego Merger License
---------------------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
      B402                         F                     San Diego, CA                      2,498,016
-----------------------------------------------------------------------------------------------------


Part H Wireless 2000 Licenses
-----------------------------

-----------------------------------------------------------------------------------------------------
Market Number               Frequency Block           License Description               Pops
-----------------------------------------------------------------------------------------------------
     B009                          C                    Alexandria, LA                        280,133
-----------------------------------------------------------------------------------------------------
     B238                          C                    Lake Charles, LA                      259,425
-----------------------------------------------------------------------------------------------------
     B304                          C                      Monroe, LA                          324,397
-----------------------------------------------------------------------------------------------------

                                                                   SCHEDULE 3.18

                                   Insurance

          Both TeleCorp PCS, Inc. and TeleCorp Holding Corp., Inc. are insured by Travelers Property Casualty and The Phoenix Insurance Company (through B.F. Saul Insurance Agency) as follows:


Type of Insurance            Policy No.                Coverage Amount                    Deductible
-----------------            ----------                ---------------                    ----------
General Liability            P-630-959K3748-TIL-       $2,000,000 general aggregate       None
                                                       limit; $1,000,000 each occurrence
                                                       limit

Automobile Liability         P-810-959K375A-TIL-       $1,000,000 each accident           $500

Excess Liability             PSM-CUP-959K3761-TI       $5,000,000 general aggregate       None
                                                       limit; $5,000,000 each occurrence
                                                       limit

Workers Compensation and
Employers Liability          PN-UB-959K365-6-98        $1,000,000 each accident

Special Form or All Rate
Property                     P-630-959K3748-TIL        Varies by asset insured            Varies

                                                                   SCHEDULE 3.22


                              Mortgaged Property

Not applicable.

                                                                   SCHEDULE 6.01


                             Existing Indebtedness
                             ---------------------


               FCC Debt of THC in an aggregate principal amount of approximately $9,192,938.

                                                                   SCHEDULE 6.02


                                Existing Liens


Liens of the FCC securing FCC Debt.

                                                                SCHEDULE 6.05(b)

                                  Investments

                                     None.

                                                                   SCHEDULE 6.10

                             Existing Restrictions

     The restrictions pursuant to Section 11.3 of the Note Purchase Agreement dated as of May 11, 1998 between Lucent and the Borrower.

                                                                       EXHIBIT A



                                   [Form of]

                           ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement dated as of July 17, 1998 (the "Credit Agreement"), among Telecorp PCS, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and collateral agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The assignor whose full legal name is set forth below (the "Assignor") hereby sells and assigns, without recourse, to the assignee whose full legal name is set forth below (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(d) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Assignment Date, (ii) the Loans owing to the Assignor which are outstanding on the Assignment Date and (iii) participation in Letters of Credit. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and
(ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, the forms specified in Section 2.15(e) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire duly completed by the Assignee.

     3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.


Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:



Effective Date of Assignment ("Assignment Date")


                                                               Percentage Assigned of
                                                           Applicable Facility/Commitment
                                                             (set forth, to at least 8
                                                          decimals, as a percentage of the
                                                             Facility and the aggregate
                                                             Commitments of all Lenders
Facility/Commitment          Principal Amount Assigned              thereunder)
--------------------------  ---------------------------             -----------
Revolving Credit            $                                              %

Tranche A                   $                                              %

Tranche B                   $                                              %

                                             The terms set forth above are hereby agreed to:

                                             __________________,                     as
     Assignor,


                                             By_____________________________
                                                Name:
                                                Title:

                                             __________________,                     as
     Assignee,


                                             By____________________________
                                                Name:
                                                Title:

The undersigned hereby consent
to the above assignment **/
                        --


TELECORP PCS, INC.,              THE CHASE MANHATTAN BANK, as Administrative
                                   Agent,

By___________________________    By______________________
  Name:                            Name:
  Title:                           Title:

THE CHASE MANHATTAN BANK,
 as Issuing Bank,

By___________________________
  Name:
  Title:


_____________________
**/ To be completed to the extent consents are required under Section 9.04(b) of
--
the Credit Agreement.

                                                                     EXHIBIT B-3



                                [Letterhead of]

                                 Local Counsel


                                                                  July    , 1998


The Chase Manhattan Bank,
as Administrative Agent, Issuing Bank and Collateral Agent
270 Park Avenue
New York, NY  10017

TD Securities (USA) Inc.,
as Syndication Agent
31 West 52nd Street
New York, NY 10019-6101

Bankers Trust Company,
as Documentation Agent
130 Liberty Street
New York, NY 10006

Chase Securities Inc.,
Toronto Domininion Securities (USA) Inc.
BT Alex. Brown Incorporated,
as Arrangers
c/o Chase Securities Inc.
270 Park Avenue
New York, NY  10017

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

     We have acted as special counsel in the State of [      ] (the "State") to
Telecorp PCS Inc., a Delaware corporation (the "Borrower"), and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as
of July   , 1998 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section 4.02(b) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the "Documents"):

          (a) the Credit Agreement;

          (b) the Guarantee Agreement;

          (c) the Security Agreement;

          (d) the Pledge Agreement;

          (e) the Indemnity, Subrogation and Contribution Agreement;

          (f) the Mortgages;

          (g) UCC-1 financing statements, copies of which are attached hereto as Exhibit A (the "Financing Statements"); and

          (h) the Assignment of Rights.

     In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.

     References in this opinion to the "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State.

     In rendering this opinion to you, we have assumed that:

          (a) there has occurred due execution and delivery of the Documents;
     and

          (b) except as otherwise set forth in the applicable Security Documents, the Borrower and each Guarantor, as applicable, owns the Mortgaged Property (as defined in [the] [each] Mortgage) and the Collateral (as defined in the Security Agreement and the Pledge Agreement).

     Subject to the foregoing assumptions, we are of the opinion that:

     1. None of the Collateral Agent or the other Creditors is required (a) to be qualified to do business, file any designation for service of process or file any reports or pay any taxes in the State, or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State, in each case by reason of the execution and delivery or filing or recording, as applicable, of any of the Documents, or by reason of the participation in any of the transactions under or contemplated by the Documents, including, without limitation, the extension of any credit contemplated thereby, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that such qualification and filing were required, the validity of the Documents would not be affected thereby, but (a) if the Collateral Agent were not qualified it would be precluded from enforcing its rights as collateral agent on behalf of the Creditors in the courts of the State until such time as it is admitted to transact business in the State or (b) assuming the Creditors would institute remedies without the Collateral Agent, they would be precluded from enforcing their rights in the courts of the State until such time as they were admitted to transact business in the State. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.

     2. The execution, delivery, filing or recording, as applicable, and performance by the Borrower and each Guarantor of each of the Documents to which each of them is a party (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with any court, administrative agency or other Governmental Authority of the State.

     3. Assuming that the Security Agreement and the Pledge Agreement were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, each of the Security Agreement and the Pledge Agreement is in proper form under the applicable laws of the State to (i) be enforceable against the grantors or pledgors named therein in accordance with its terms and
(ii) create and constitute a
valid security interest in, lien on or pledge of the Collateral.

     4.  The Mortgage[s] [is] [are] in proper form under applicable laws of the
State (a)(i) to be accepted for recording by the Recorder of            [and
] County [Counties] and (ii) to be enforceable against the Borrower and each Guarantor, as applicable, in accordance with [its] [their] terms, and (b)(i) to create and constitute valid, legal, binding and enforceable mortgage lien[s] on the real property described therein (the "Real Property"), (ii) to create and constitute valid, legal, binding and enforceable perfected security interests in such of the Mortgaged Property (the "UCC Property") as is subject to the provisions of Article 9 of the UCC, and (iii) to create and constitute valid, legal, binding and enforceable perfected common law liens on or pledges of such of the Mortgaged Property as is not UCC Property or Real Property (such property, together with the UCC Property, the "Personal Property").

     5. The Financing Statements relating to the Mortgage[s] (a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of the State and with the Recorder of
[and           ] County [Counties].  The Financing Statements relating to the
Security Agreement (a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of
the State and with the Recorder of            [and               ] County
[Counties]. Upon the filing of the Financing Statements, the Collateral Agent for the benefit of the Creditors will have a valid and duly perfected security interest in and lien on the Personal Property and Collateral (including after-acquired property) described in the Mortgage[s] and the Security Agreement, respectively.

     6. The recording of the Mortgage[s] and the filing of the Financing Statements with the recorders and in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Mortgage[s] and Security Agreement, except (i) that continuation statements under the UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing Financing Statements or recording a Mortgage, but must be perfected by taking physical possession thereof.

     7. Subject to appropriate continuation or perfection under the UCC as set forth the preceding paragraph, the priority of the security interest in, lien on or pledge of the Collateral created by the Security Agreement and the Pledge Agreement with respect to any extension of credit (each, a "Further Advance") made or deemed to have been made by the Creditors after the date (the "Perfection Date") on which the security interest in, lien on or pledge of the Collateral shall have been perfected will be the same as the priority of the security interest, lien on or pledge of the Collateral with respect to all extensions of credit made or deemed to have been made by the Creditors on or before the Perfection Date, and such priority will not be affected by the rights in and to the Collateral of any third party whose interest in the Collateral attached thereto after the Perfection Date but prior to the date of such Further Advance.

     8. The Collateral Agent has the power without naming all the Creditors in any applicable legal proceeding to exercise remedies under the Security Documents for the realization of any of the Mortgaged Property or the Collateral in its own name, as collateral agent.

     9. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution or delivery or recording or filing of the Mortgage[s] or any of the other Documents or the creation of the indebtedness evidenced or secured by any of the Documents, as applicable, except for nominal filing or recording fees.

     [In the event that an intangible tax would be required to be paid in connection with any of the transactions described in the preceding paragraph, please describe with specificity in the context of this transaction, and the collateral to be secured in your State, (a) the nature of the tax, (b) how and when it is paid, (c) how it is calculated, (d) what forms or other documentation would be required, and (e) any other information that would be necessary or useful in order for the Borrower or any Guarantor to comply with the payment of such tax. In the event that an intangible tax would not be required to be paid, please specify that the intangible tax is inapplicable and the basis for such conclusion.]

     10. The transfer of all or any portion of the Mortgaged Property in connection with the exercise of any remedy under the Mortgage[s], including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the Borrower and the other Loan Parties with respect to the indebtedness secured thereby or the mortgagee's rights or remedies relating thereto, including the foreclosure or enforcement of any other security interest or liens securing such indebtedness, and the laws of the State do not require a lienholder to elect to pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of a debtor.

     11. A State court or a federal court applying the choice of laws principles prevailing under the laws of the State to which the question is presented will give effect to the provisions in the Documents selecting the laws of the State of New York as the governing law thereof (except as therein provided) and will apply such laws, rather than the laws of the State, to the construction and application thereof.

     12. Assuming that the Documents were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, (a) none of the provisions of the Documents will violate any law, statute or regulation of the State relating to usury and (b) the use of counterpart copies of any of the Documents does not affect the enforceability of any of the Documents.

     We are admitted to practice in the State. We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.

     This opinion may be relied upon by each of you, by any successors and assigns of the Administrative Agent or the Collateral Agent, and any participant, assignee or successor to the interests of the Lenders under the Loan Documents.

                                              Very truly yours,

                                                                       EXHIBIT C

                    GUARANTEE AGREEMENT dated as of July   , 1998, among each of
               the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and, collectively, the "Guarantors") of Telecorp PCS, Inc., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, a Delaware corporation, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


     Reference is made to the Credit Agreement dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent, Issuing Bank and Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parities to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior
unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

     SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold, as provided in the Security Agreement, security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as provided in the Security Agreement and (c) release or substitute any one or more endorsees, other guarantors of other obligors.

     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured

Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.06 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

     SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

     SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitment have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. After any exercise of such right of setoff, the Secured Party shall give notice of such exercise to the Administrative Agent and the Borrower; provided, however, that
                                                       --------  -------
failure to give such notice shall not in any way affect the rights of any Secured Party. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

     SECTION 22. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.



     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                             [EACH GUARANTOR],

                                                By___________________________
                                                  Name:
                                                  Title:


                                             THE CHASE MANHATTAN BANK, as
                                             Collateral Agent,

                                                                              11
                                             By___________________________
                                               Name:
                                               Title:

                                                               Schedule I to the
                                                             Guarantee Agreement

          Guarantor                      Address
          ---------                      -------


                       [List each Subsidiary Loan Party]